Exhibit 99.7b

                                                                  EXECUTION COPY




================================================================================


                 FIRST AMENDED AND RESTATED SERVICING AGREEMENT




                                     between




                      Morgan Stanley Mortgage Capital Inc.
                                     (Owner)




                                       and




                           GMAC Mortgage Corporation,
                           a Pennsylvania corporation
                                   (Servicer)




                           Dated as of January 1, 2006


================================================================================

                                                         TABLE OF CONTENTS

SECTION 1.              DEFINED TERMS............................................................................................1

SECTION 2.              OWNER'S RESPONSIBILITIES AND ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES...............14
           2.01      Contract for Servicing.....................................................................................14
           2.02      [Reserved.]  14
           2.03      Exclusive Right to Service.................................................................................14
           2.04      [Reserved]   14
           2.05      Delivery of Powers of Attorney.............................................................................14
           2.06      Record Title to Mortgage Loans.............................................................................14
           2.07      Books and Records..........................................................................................14
           2.08      Transfer of Mortgage Loans.................................................................................14

SECTION 3.              SERVICING OF THE MORTGAGE LOANS.........................................................................15
           3.01      Servicer to Service........................................................................................15
           3.02      Collection of Mortgage Loan Payments; Notification of Adjustments..........................................16
           3.03      Realization Upon Defaulted Mortgage Loans..................................................................17
           3.04      Establishment of and Deposits to Collection Account........................................................18
           3.05      Permitted Withdrawals from Collection Account..............................................................19
           3.06      Establishment of and Deposits to Escrow Account............................................................20
           3.07      Permitted Withdrawals from Escrow Account..................................................................21
           3.08      Protection of Accounts.....................................................................................22
           3.09      Payment of Taxes, Insurance and Other Charges..............................................................22
           3.10      Maintenance of Hazard Insurance............................................................................22
           3.11      Maintenance of Mortgage Blanket Insurance..................................................................24
           3.12      Maintenance of Fidelity Bond and Errors and Omissions Insurance............................................24
           3.13      Inspections  25
           3.14      Title, Management and Disposition of REO Property..........................................................25
           3.15      Transfers of Mortgaged Property............................................................................26
           3.16      Satisfaction of Mortgages and Release of Mortgage Files....................................................26
           3.17      [Reserved.]  26
           3.18      Maintenance of PMI Policy; Claims..........................................................................26

SECTION 4.              PAYMENTS TO OWNER.......................................................................................27
           4.01      Remittances  27
           4.02      Reports to Owner...........................................................................................28
           4.03      P&I Advances by Servicer...................................................................................28

SECTION 5.              GENERAL SERVICING PROCEDURES............................................................................29
           5.01      Servicing Compensation.....................................................................................29
           5.02      Repayment of Servicing Advances............................................................................29
           5.03      Right to Examine Servicer Records..........................................................................29
           5.04      Annual Independent Public Accountants' Servicing Report....................................................30
           5.05      Statement of Compliance....................................................................................30

                                                                 i

           5.06      Compliance with Gramm-Leach-Bliley Act of 1999.............................................................30
           5.07      Compliance with REMIC provisions...........................................................................30

SECTION 6.              REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER AND THE OWNER.................................30
           6.01      Representations of the Servicer............................................................................30
           6.02      Representations of the Owner...............................................................................32

SECTION 7.              THE SERVICER............................................................................................32
           7.01      [Reserved]   32
           7.02      Merger or Consolidation of the Servicer....................................................................32
           7.03      Limitation on Liability of the Servicer and Others.........................................................33
           7.04      Servicer Not to Assign.....................................................................................33

SECTION 8.              DEFAULT   34
           8.01      Default by Servicer........................................................................................34
           8.02      Default by Owner...........................................................................................35
           8.03      Waiver of Defaults.........................................................................................35

SECTION 9.              TERMINATION.............................................................................................36
           9.01      Expiration of Term and Termination with Cause..............................................................36
           9.02      Termination without Cause..................................................................................37
           9.03      Notice of Servicing Transfers..............................................................................37
           9.04      Termination Process........................................................................................37

SECTION 10.             SUCCESSOR TO THE SERVICER...............................................................................37
           10.01     Effect of Termination......................................................................................37
           10.02     Transfer of Servicing......................................................................................38

                                                                ii

SECTION 11.             NOTICES   40

SECTION 12.             SEVERABILITY CLAUSE.....................................................................................42

SECTION 13.             COUNTERPARTS............................................................................................42

SECTION 14.             APPLICABLE LAW..........................................................................................42

SECTION 15.             SUCCESSORS AND ASSIGNS..................................................................................43

SECTION 16.             WAIVERS   43

SECTION 17.             EXHIBITS  43

SECTION 18.             GENERAL INTERPRETIVE PRINCIPLES.........................................................................43

SECTION 19.             REPRODUCTION OF DOCUMENTS...............................................................................44

SECTION 20.             INDEMNIFICATION.........................................................................................44

SECTION 21.             LEGAL MATTERS...........................................................................................46
           21.01     Waiver of Trial by Jury....................................................................................46
           21.02     Submission to Jurisdiction; Waivers........................................................................47

SECTION 22.             CONFIDENTIALITY OF INFORMATION..........................................................................47

SECTION 23.             NO PERSONAL SOLICITATION................................................................................48

SECTION 24.             MERS PROVISION..........................................................................................48

SECTION 25.             COOPERATION OF SERVICER WITH A RECONSTITUTION...........................................................49

SECTION 26.             MATERIAL CHANGE.........................................................................................50

SECTION 27.             FURTHER AGREEMENTS......................................................................................50

SECTION 28.             ENTIRE AGREEMENT........................................................................................51

SECTION 29.             RELATIONSHIP BETWEEN THE PARTIES........................................................................51

SECTION 30.             LIMITATION OF DAMAGES...................................................................................51

SECTION 31.             COMPLIANCE WITH REGULATION AB...........................................................................51
           31.01     Intent of the Parties; Reasonableness......................................................................51
           31.02     Additional Representations and Warranties of the Servicer..................................................52
           31.03     Information to Be Provided by the Servicer.................................................................52
           31.04     Servicer Compliance Statement..............................................................................56
           31.05     Report on Assessment of Compliance and Attestation.........................................................56
           31.06     Use of Subservicers and Subcontractors.....................................................................57

                                                                iii


           31.07     Indemnification; Remedies..................................................................................58

EXHIBIT A         COLLECTION ACCOUNT LETTER AGREEMENT
EXHIBIT B         ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT C         CONTENTS OF LEGAL FILE
EXHIBIT D         CONTENTS OF SERVICING FILE
EXHIBIT E         INFORMATION INCLUDED ON MORTGAGE LOAN SCHEDULE
EXHIBIT F         ACKNOWLEDGMENT AGREEMENT
EXHIBIT G         FORM OF INDEMNIFICATION AGREEMENT
EXHIBIT H         SERVICE RELEASE AND TRANSFER OF OWNERSHIP AGREEMENT
EXHIBIT I         ANNUAL CERTIFICATION
EXHIBIT J         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE
SCHEDULE I        REPORTS PREPARED BY THE SERVICER
SCHEDULE II       [RESERVED]
SCHEDULE III      PREPAYMENT PENALTY SCHEDULE

                 FIRST AMENDED AND RESTATED SERVICING AGREEMENT

      This First Amended and Restated Servicing Agreement (this "Agreement"), dated as of January 1, 2006 (the "Effective Date"), is entered into by and between Morgan Stanley Mortgage Capital Inc., a New York corporation having an office at 1633 Broadway, New York, New York 10019 (the "Owner"), and GMAC Mortgage Corporation, a Pennsylvania corporation having an office at 100 Witmer Road, Horsham, Pennsylvania 19044 (the "Servicer").

                                    RECITALS

      WHEREAS, the Owner and the Servicer entered into that certain Servicing Agreement, dated as of May 20, 2005, and hereby wish to amend and restate such Servicing Agreement to further clarify the rights and responsibilities of the parties;

      WHEREAS, the Owner is and will be the originator or sole acquirer of certain Mortgage Loans (as defined below); and

      WHEREAS, the Servicer desires to service the Mortgage Loans and the Owner and the Servicer wish to prescribe the manner of the servicing and control of the Mortgage Loans;

      NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Owner and the Servicer agree as follows:

SECTION 1. DEFINED TERMS

      "Accepted Servicing Practices" shall mean the servicing procedures which
(i) conform to customary and usual standards of practice of mortgage loan servicers servicing mortgage loans similar to the Mortgage Loans, (ii) follow the policies and procedures that Servicer applies to similar mortgage loans serviced for third parties and for its own account, (iii) meet the requirements of Fannie Mae and Freddie Mac, (iv) comply with all applicable laws and follow collection practices with respect to the related Mortgage Loans that are in all material respects legal and customary, and (v) subject to clauses (i), (ii)
(iii) and (iv), comply with the reasonable requests of the Owner and the requirements of this Agreement.

      "Acknowledgment Agreement" shall mean a weekly electronic transmission from Owner to Servicer for Servicing by Servicer of the Mortgage Loans specified on the Mortgage Loan Schedule included with such electronic transmission. Each such electronic transmission, upon receipt by Servicer, shall be deemed to be an agreement by Servicer to the primary form of acknowledgment agreement between the parties and shall include the information set forth in the attached Exhibit E hereto. As a confirmation of the foregoing electronic transmission constitution acknowledgement agreements, Owner and Servicer shall execute and deliver a written agreement, on a monthly basis, in the form of the attached Exhibit F hereto, which shall include a Mortgage Loan Schedule, for Mortgage Loans that became subject to the terms and conditions of this Agreement through such electronic transmissions during such month.

      "Adjustable Rate Mortgage Loan" shall mean a Mortgage Loan which provides for the adjustment of the Mortgage Interest Rate payable in respect thereto.

      "Affiliate" shall mean, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Person specified.

      "Automated Boarding" shall mean, with respect to a Mortgage Loan, the successful, complete and timely electronic transfer of the related Electronic File to the Servicing database of the Servicer.

      "Agreement" shall mean this First Amended and Restated Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

      "Ancillary Income" shall mean all income derived from the Mortgage Loans (other than the (i) Servicing Fee or (ii) prepayment charges attributable to the Mortgage Loans), including but not limited to late charges, any interest paid on funds deposited in the Collection Account and Escrow Account (other than interest on escrowed funds required by law to be paid to the Mortgagor), fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note.

      "Assignment of Mortgage" shall mean an assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, which when recorded is sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Owner or its assignee.

      "Best" shall have the meaning set forth in Section 3.10.

      "Business Day" shall mean a day other than Saturday, Sunday, or any other day on which banks are authorized or required to remain closed in the States of New York, Connecticut and Iowa and the Commonwealth of Pennsylvania.

      "Closing Date" shall mean for any group of Mortgage Loans, the date upon which such Mortgage Loans become subject to this Agreement.

      "Code" The Internal Revenue Code of 1986, including any successor or amendatory provisions.

      "Commission" The United States Securities and Exchange Commission.

      "Collection Account" shall mean the separate account or accounts created and maintained by the Servicer pursuant to Section 3.04 of this Agreement, which shall be entitled "GMAC Mortgage Corporation, as Servicer, in trust for Morgan Stanley Mortgage Capital Inc., as Owner of the Mortgage Loans."

      "Compensating Interest" shall mean, with respect to any Remittance Date, the lesser of (x) the Prepayment Interest Shortfall Amount and (y) the amount of the Servicing Fee for such Remittance Date.

      "Condemnation Proceeds" shall mean all awards, compensation and settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain, whether permanent or temporary, to the extent such awards, compensation or settlements are not required to be delivered to the related Obligor in accordance with the terms of the related Mortgage.

      "Confidential Information" shall have its meaning set forth in Section 22 of this Agreement.

      "Custodian" shall mean Deutsche Bank National Trust Company or any successor thereto.

      "Cut-off Date" shall mean, with respect to the transfer of servicing by Owner to Servicer for any group of Mortgage Loans, the date specified by the Owner to the Servicer in the related Mortgage Loan Schedule.

      "Deficient Valuation" shall mean, in connection with bankruptcy proceedings with respect to a Mortgagor, a binding determination that, based upon the value of the Mortgaged Property, the lien of the related Mortgage secures an amount of indebtedness that is less than the outstanding amount stated in the related Note.

      "Delinquent" shall mean if any payment due on the Mortgage Loan is not made by the close of business on the Due Date for such Mortgage Loan. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the Determination Date in the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

      "Demotech" shall have the meaning set forth in Section 3.10.

      "Depositor" The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

      "Determination Date" shall have the meaning, with respect to each Remittance Date, the 15th day (or, if such 15th day is not a Business Day, the following Business Day) of the month in which such Remittance Date occurs.

      "Distressed Mortgage Loan" shall mean any Mortgage Loan which is ninety
(90) days or more Delinquent.

      "Due Date" shall mean the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

      "Due Period" shall mean, with respect to each Remittance Date and any Mortgage Loan, the period beginning on the second day of the month preceding the month of such Remittance Date through and including the first day of the month in which such Remittance Date occurs.

      "Effective Date" shall be the date this Agreement is executed.

      "Electronic File" shall mean a file in transferable electronic format that includes all data essential to Service a Mortgage Loan, including but not limited to the following information with regard to each Mortgage Loan:

            (i) the origination loan number,

            (ii) customer name, billing address and street address (if different),

            (iii) unpaid principal balance,

            (iv) the amount of periodic installments and the date(s) to which principal, interest and any escrows have been paid,

            (v) the accrued but unpaid interest up to and including the Closing Date,

            (vi) a ledger history reflecting all receipts and disbursements, and

            (vii) data, consistent with Schedule III hereto, sufficient to calculate any applicable late charge, prepayment penalty and any other applicable contractual fee, charge or penalty.

      "Eligible Account" shall mean (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by Standard & Poor's (or its successor in interest) or Prime-1 by Moody's (or its successor in interest) at the time any amounts are held on deposit therein, (ii) an account or accounts maintained with a federal or state chartered depository institution or trust company, the deposits in which are fully insured by the FDIC, or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

      "Eligible Investments" shall mean any one or more of the following obligations or securities:

            (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, or Freddie Mac senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

            (ii) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of S&P and the highest available rating category of Moody's, and provided that each such investment has an original maturity of no more than 365 days;

                  (A) any other demand or time deposit or deposit which is fully insured by the FDIC; and

                  (B) Freddie Mac participation certificates and other Freddie
            Mac guaranteed mortgage-backed securities and senior debt obligations;

            (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by S&P and rated A2 or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest or (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

            (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by a Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

            (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by a Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

            (vi) units of money market funds registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee or an affiliate thereof having a rating by S&P of AAA-G, AAA-m, or AA-m, and if rated by Moody's, rated Aaa, Aa1 or Aa2; and

            (vii) any other obligation or security acceptable to the Owner (as certified by a letter from the Owner to the Servicer);

provided, that no such investment shall be an Eligible Investment if such investment evidences (a) the right to receive interest-only payments with respect to the obligations underlying such investments, (b) both principal and interest payments derived from obligations underlying such investment where the principal and interest payments with respect to such investment provide a yield to maturity exceeding one hundred twenty percent (120%) of the yield to maturity at par of such underlying obligation, or (c) if the instrument may be redeemed at a price below the purchase price. Eligible Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

      "Escrow Account" shall mean the separate trust account or accounts created and maintained by the Servicer for the deposit and retention of Escrow Payments pursuant to Section 3.06 of this Agreement which shall be entitled "GMAC Mortgage Corporation, as Servicer, in trust for Morgan Stanley Mortgage Capital Inc., as Owner of the Mortgage Loans."

      "Escrow Mortgage Loans" shall mean the Mortgage Loans for which the Servicer has established an Escrow Account for items constituting Escrow Payments.

      "Escrow Payment" shall mean the amounts constituting any of ground-rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Obligor with the Mortgagee pursuant to the Mortgage or any other document.

      "Event of Default" shall mean any one of the events enumerated in Sections
8.01 and 8.02 of this Agreement.

      "Exchange Act" The Securities Exchange Act of 1934, as amended.

      "Fannie Mae" shall mean the Federal National Mortgage Association, or any successor thereto.

      "Fannie Mae Guides" shall mean the Fannie Mae Seller's Guide and the Fannie Mae Servicer's Guide and all amendments or additions thereto.

      "FDIC" shall mean the Federal Deposit Insurance Corporation, or any successor thereto.

      "Fidelity Bond" shall mean a fidelity bond to be maintained by the Servicer pursuant to Section 3.12.

      "Final Recovery Determination" shall mean, with respect to any defaulted Mortgage Loan or any REO Property, a determination made by the Servicer that all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and any other payments and recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.

      "Fitch" shall mean Fitch, Inc. or its successors and assigns.

      "Fixed Rate Mortgage Loan" shall mean a Mortgage Loan which provides for a fixed Mortgage Interest Rate payable with respect thereto.

      "Freddie Mac" shall mean the Federal Home Mortgage Loan Mortgage Corporation, or any successor thereto.

      "Freddie Mac Guides" shall mean the Freddie Mac Seller's & Servicer's Guide and all amendments or additions thereto.

      "GAAP" shall mean the generally accepted accounting principles.

      "HUD" shall mean the United States Department of Housing and Urban Development or its successors and assigns.

      "Indemnified Party" shall have the meaning set forth in Section 20.

      "Indemnitor" shall have the meaning set forth in Section 20.

      "Index" shall mean, with respect to each Adjustable Rate Mortgage Loan and with respect to each related Interest Rate Adjustment Date, the index as specified in the related Mortgage Note.

      "Insurance Proceeds" shall mean, with respect to each Mortgage Loan, all proceeds of any insurance policy or other insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

      "Interest Rate Adjustment Date" shall mean, with respect to an Adjustable Rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted with respect to such Mortgage Loan. The first Interest Rate Adjustment Date for each Adjustable Rate Mortgage Loan is set forth on the Mortgage Loan Schedule.

      "IRS" shall mean the Internal Revenue Service, or any successor thereto.

      "Legal File" shall mean the file containing those items listed in Exhibit C attached hereto and incorporated herein, and any additional documents required to be added thereto pursuant to this Agreement.

      "Liquidation Proceeds" shall mean the amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property.

      "LPMI Policy" A policy of primary mortgage guaranty insurance issued by an insurer pursuant to which the related premium is to be paid by the servicer of the related Mortgage Loan from payments of interest made by the Mortgagor in an amount as is set forth in the related Mortgage Loan Schedule.

      "Manual Boarding" shall mean, with respect to a Mortgage Loan, the manual entry of Mortgage Loan data onto the Servicing database of the Servicer, which can occur either when there is no Electronic File relating to a Mortgage Loan or the related Electronic File is not transferred in a successful, complete and timely manner.

      "Maximum Rate" shall mean, with respect to each Adjustable Rate Mortgage Loan, the amount set forth in the Note as the maximum Mortgage Interest Rate thereunder.

      "MERS" shall mean Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

      "MERS Eligible Mortgage Loan" shall mean any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS as nominee for the holder of the related Mortgage Loan.

      "MERS Mortgage Loan" shall mean any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the related Mortgage Note.

      "Minimum Rate" shall mean, with respect to each Adjustable Rate Mortgage Loan, the amount set forth in the Note as the minimum Mortgage Rate Interest thereunder.

      "Monthly Payment" shall mean, with respect to any Mortgage Loan and any Due Date, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor under the related Note as originally executed (after adjustment, if any, for Principal Prepayments and for Deficient Valuations occurring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

      "Moody's" shall mean Moody's Investors Service, Inc., or its successor in interest.

      "Mortgage" shall mean the mortgage, deed of trust or any other instrument securing the Mortgage Loan, together with any riders, addenda or amendments thereto.

      "Mortgage File" shall collectively mean the Servicing File and the Legal File for any Mortgage Loan.

      "Mortgage Interest Rate" shall mean, with respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the Note in the case of an Adjustable Rate Mortgage Loan.

      "Mortgage Interest Rate Margin" shall mean, with respect to Adjustable Rate Mortgage Loans, the percentage to be added to the specified Index identified in the related Note for the purpose of calculating the applicable Mortgage Interest Rate.

      "Mortgage Loan" or "Mortgage Loans" shall mean each of the mortgage loans acquired by the Owner and which are from time to time serviced pursuant to the terms of this

Agreement and the Mortgage Loans so serviced at any point in time being identified on a Mortgage Loan Schedule. To the extent applicable and as the context so permits, as used herein, the term "Mortgage Loan" includes the related Note and Mortgage, and any and all references to "Mortgage Loan" or "Mortgage Loans" herein shall be deemed to include any Mortgage Loan that has become an REO Property.

      "Mortgage Loan Remittance Rate" shall mean, with respect to each Mortgage Loan, the related Mortgage Interest Rate minus the related Servicing Fee Rate.

      "Mortgage Loan Schedule" shall mean the schedule of Mortgage Loans setting forth the information itemized on Exhibit E (attached hereto and incorporated herein) with respect to such Mortgage Loans, which schedule shall be attached to the applicable Acknowledgment Agreement and deemed to supplement this Agreement and become part hereof on the related Closing Date.

      "Mortgage Note" or "Note" shall mean the original executed promissory note or other original evidence of indebtedness executed by the respective obligor to evidence such obligor's indebtedness under the related Mortgage Loan containing all intervening endorsements, exhibits, riders and amendments thereto, if any, evidencing a complete chain of Owner from the originator to the Owner.

      "Mortgaged Property" shall mean the underlying real property securing a Mortgage Loan.

      "Mortgagee" shall mean the mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

      "Mortgagor" shall mean the obligor or obligors on a Note.

      "Nonrecoverable Advance" shall mean any Servicing Advance or P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith judgment of the Servicer after taking into account other preexisting liens and claims against such proceeds, will not or, in the case of a proposed Servicing Advance or a proposed P&I Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds, Condemnation Proceeds, or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

      "Non-Escrow Mortgage Loan" shall mean any Mortgage Loan which is not an Escrow Mortgage Loan.

      "Obligor" shall mean any Person obligated for payment of a Mortgage Loan or who has transferred or assigned any property interest to Owner to secure payment of such Mortgage Loan.

      "Officer's Certificate" shall mean a certificate signed by a Vice President or an Assistant Vice President and by an Assistant Treasurer or Assistant Secretary of the Servicer, and delivered to the Owner as required by this Agreement.

      "Owner" shall mean Morgan Stanley Mortgage Capital Inc., or its successor or assigns.

      "Owner Servicing Guidelines" shall mean the Owner's guidelines for the servicing of Distressed Mortgage Loans and REO Property, as determined by the Owner from time to time.

      "P&I Advance" shall mean the portion of each Monthly Payment delinquent with respect to each Mortgage Loan at the close of business on the Determination Date and required to be advanced by the Servicer pursuant to Section 4.03.

      "Periodic Rate Cap" shall mean with respect to each Adjustable Rate Mortgage Loan, the provision in the Mortgage Note that limits permissible increases and decreases in the Mortgage Interest Rate on any Interest Rate Adjustment Date.

      "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "PMI Policy" A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

      "Policy" means a PMI Policy or LPMI Policy, as applicable.

      "Prepayment Interest Shortfall Amount" shall mean, with respect to each Remittance Date and any Mortgage Loan that was subject to a Principal Prepayment during any Due Period, the amount, if any, by which one month's interest at the related Mortgage Loan Remittance Rate on such Principal Prepayment exceeds the amount of interest actually received in connection with such Principal Prepayment.

      "Prime Rate" shall mean the interest rate equal to the prime rate of United States money center commercial banks as published from time to time in The Wall Street Journal.

      "Principal Prepayment" shall mean any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, (excluding any prepayment penalty or premium thereon), which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

      "Principal Prepayment Period" shall mean with respect to each Remittance Date, the calendar month preceding the month in which such Remittance Date occurs.

      "Qualified Insurer" shall mean an insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and approved as an insurer by Fannie Mae and Freddie Mac.

      "Rating Agency" shall mean Moody's, Fitch or S&P or their respective successors and assigns. If such agency and its successors are no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating agency, or other comparable Person, designated by the Owner, notice of which designations shall be given to the Servicer. References herein to the two highest long term debt rating categories of a Rating Agency shall mean "A-2" or better and references herein to the highest short-term debt rating of a Rating Agency shall mean "Prime-1" and in the case of any other Rating Agency such references shall mean such rating categories without regard to any plus or minus.

      "Reconstitution" shall mean any Securitization Transaction or Whole Loan Transfer.

      "Reconstitution Agreements" shall have the meaning set forth in Section
25.

      "Reconstitution Date" shall have the meaning set forth in Section 25.

      "Record Date" shall mean, with respect to each Remittance Date, the last Business Day of the month immediately preceding the month in which such Remittance Date occurs.

      "Regulation AB" Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      "Remittance Advice Date" shall mean the 10th calendar day of each month.

      "Remittance Date" shall mean the 18th day of each month, or if such 18th day is not a Business Day, the first Business Day immediately following such 18th day.

      "REO Disposition" shall mean the final sale by Servicer of any REO
Property.

      "REO Property" shall mean a Mortgaged Property acquired by the Owner as a result of the liquidation of a Mortgage Loan.

      "Residential Dwelling" shall mean, except as excluded below, any one of the following:

            (i) a one-family dwelling, either attached or detached; or

            (ii) a two- to four-family dwelling; or

            (iii) a one-family dwelling unit in a condominium project that meets the eligibility requirements of Fannie Mae; or

            (iv) a one-family dwelling, either attached or detached, in a planned unit development; or

            (v) a manufactured home recognized as a real property.

      "Securities Act" The Securities Act of 1933, as amended.

      "Securitization Transaction" Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

      "Seller" shall mean the applicable Person from whom Owner acquires one or more Mortgage Loans.

      "Servic(e)(ed)(ing)" shall mean any function performed, to be performed or allowed to be performed by Servicer with regard to the Mortgage Loans pursuant to Accepted Servicing Practices and the terms and conditions of this Agreement.

      "Servicer" shall mean GMAC Mortgage Corporation, a Pennsylvania corporation, and its successors in interest, and any successor Servicer appointed hereunder.

      "Servicer Information" As defined in Section 31.07(a).

      "Servicing Advances" shall mean all customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorney's fees and expenses) incurred by the Servicer in the performance of its servicing obligations hereunder related to each Mortgage Loan (other than any P&I Advances), including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under Sections 3.01, 3.03, 3.09, and 3.14.

      "Servicing Compensation" shall mean the Servicing Fee and other amounts of additional servicing compensation to which the Servicer is entitled pursuant to
Section 5.01 of this Agreement.

      "Servicing Criteria" The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

      "Servicing Fee" shall mean, with respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer, which shall, for each month, be equal to one-twelfth of (i) the product of the Servicing Fee Rate and
(ii) the Stated Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed, and shall be pro rated (based upon the number of days of the related month the

Servicer so acted as Servicer relative to the number of days in that month) for each part thereof. The obligation of the Owner to pay the Servicing Fee is limited to, and payable solely from, the interest portion of the related Monthly Payments, Insurance Proceeds, Condemnation Proceeds and REO Disposition Proceeds collected by the Servicer.

      "Servicing Fee Rate" With respect to each Mortgage Loan, a per annum rate as set forth in the Mortgage Loan Schedule.

      "Servicing File" shall mean the file containing those items listed in Exhibit D attached hereto and incorporated herein, and any additional documents required to be added thereto pursuant to this Agreement.

      "Servicing Transfer Date" shall mean the effective date of a transfer of servicing from the Servicer to a Successor Servicer, as provided in Section 10 of this Agreement.

      "Standard & Poor's" or "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

      "Stated Principal Balance" shall mean, as to each Mortgage Loan as to any date of determination, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the related Mortgage Loan representing payments or recoveries of principal, or advances in lieu thereof on such Mortgage Loan.

      "Static Pool Information" Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

      "Static Pool Party" As defined in Section 31.03(g).

      "Subcontractor" Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

      "Subservicer" Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

      "Successor Servicer" shall have the meaning as set forth in Section 10.02(a) below.

      "Transaction Servicer" As defined in Section 31.03(c).

      "Whole Loan Transfer" shall mean any sale or transfer of some or all of the Mortgage Loans other than a Securitization Transaction.


SECTION 2. OWNER'S RESPONSIBILITIES AND ENGAGEMENT OF SERVICER TO PERFORM
           SERVICING RESPONSIBILITIES

            2.01 Contract for Servicing. The Owner, by execution and delivery of this Agreement and the related Acknowledgment Agreement (including a related Mortgage Loan Schedule), does hereby contract with the Servicer for the Servicing of the Mortgage Loans subject to the terms of this Agreement. The Owner may request the Servicer to Service certain additional Mortgage Loans from time to time acquired by it through bulk acquisitions or other means, and each such request shall be evidenced by execution of a separate Acknowledgment Agreement (including a related Mortgage Loan Schedule) in the form attached hereto as Exhibit F.

            2.02 [Reserved.]

            2.03 Exclusive Right to Service. Subject to the termination provisions set forth in Section 9, the Servicer shall have the exclusive right to Service the Mortgage Loans from and after the related Closing Date and during the term of this Agreement, unless Servicer expressly agrees otherwise in writing.

            2.04 [Reserved].

            2.05 Delivery of Powers of Attorney. If reasonably required by the Servicer, the Owner shall furnish the Servicer with any powers of attorney and other documents necessary to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

            2.06 Record Title to Mortgage Loans. Record title to the Mortgage Loans shall be retained by the Owner or its designee. The ownership of each Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, is vested in the Owner. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall be received and held by the Servicer in trust for the benefit of the Owner as the Owner of the Mortgage Loans.

            2.07 Books and Records. The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loan which shall be clearly marked to reflect the ownership by the Owner of each Mortgage Loan.

            2.08 Transfer of Mortgage Loans.

      (a) The Servicer shall keep at its Servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of

Mortgage Loans. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any Person but the Owner with respect to this Agreement or the Mortgage Loans unless the books and records show such Person as the owner of the Mortgage Loans. Upon receipt of a written notice from the Owner of the assignment of any Mortgage Loans and this Agreement with respect to such Mortgage Loans, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by such assignee, and the previous Owner shall be released from its obligations hereunder to the extent such obligations relate to Mortgage Loans sold by the Owner. Except as set forth in subsection (b) of this Section 2.08 or in Section 9, all Mortgage Loan transfers shall be subject to and Serviced pursuant to this Agreement or as mutually agreed upon by the parties as evidenced by The Service Release and Transfer of Ownership Agreement attached hereto as Exhibit H.

      (b) The Owner shall have the right at any time to transfer (i) one or more Mortgage Loans without assigning this Agreement to a successor Owner or (ii) the servicing with respect to one or more Mortgage Loans. In connection with any such transfer, the terms of this Agreement shall no longer govern the servicing of such Mortgage Loans from and after the Servicing Transfer Date and Section
9.02 shall apply to any such transfer.


SECTION 3. SERVICING OF THE MORTGAGE LOANS

            3.01 Servicer to Service.

      (a) The Servicer, as an independent contractor, shall administer the Mortgage Loans from and after the related Closing Date and shall be responsible for Servicing the Mortgage Loans as of the related Closing Date, and shall have full power and authority, acting alone, to do any and all things in connection with such Servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices, including (without limitation) the execution and delivery, on behalf of itself and the Owner, (i) of all agreements and instruments of subordination, of satisfaction, discharge or cancellation, and of partial or full release; and (ii) of all other comparable agreements and instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Servicer may take any and all actions relative to the Servicing and administration of the Mortgage Loans that are consistent with Accepted Servicing Practices; provided, however, that all Distressed Mortgaged Loans shall be transferred by the Owner when a Mortgage Loan is 90 days delinquent. In the event, the Owner chooses to have the Servicer service Distressed Mortgage Loans, the Owner Servicing Guidelines shall be mutually agreed upon between the Servicer and the Owner pursuant to a side agreement. The Servicer shall provide Owner the reports described on Schedule I, attached hereto and made a part hereof.

      (b) Without limiting the foregoing, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor, if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence could be in the best interest of the Owner. The Servicer shall not take any such action if that action will cause a Mortgage Loan not to constitute a "qualified mortgage" within the meaning of Section 860(G)(a)(3) of the Code.

      (c) The Servicer shall not waive any prepayment charge in full or in part unless such waiver would maximize recovery of total proceeds taking into account the value of such prepayment charge and the related Mortgage Loan, and doing so is standard and customary practice in Servicing similar Mortgage Loans. In addition, the Servicer may waive a prepayment charge on any Mortgage Loan in full or in part if the Servicer has determined, in its reasonable business judgment and in connection with the conduct of its business in accordance with applicable requirements, that the prepayment charge should be waived. If such waiver is primarily for the benefit of the Servicer, the waived amount of such prepayment charge shall be immediately deposited in the Collection Account by the Servicer out of its own funds, without any right of reimbursement, therefor. The Servicer shall administer the enforcement and collection of all prepayment charges in accordance with the related mortgage documents or applicable state or federal law and shall provide to the related Mortgagor any reports required to be provided to them in connection therewith.

      Servicer's enforcement and administration of prepayment charges shall, where legally possible, be in accordance with Schedule III, attached hereto and incorporated herein; provided, however, the Servicer shall confirm that the related prepayment charge listed on Schedule III matches the prepayment change in the Mortgage Note prior to enforcing such prepayment charge and shall act in accordance with the Mortgage Note in the event of a discrepancy. Said Schedule III shall be compiled and provided by the Owner to the Servicer, on or prior to the related Closing Date, and shall set forth each type of prepayment penalty provision found in the Mortgage Loans and the method to be used by Servicer for calculating each such provision. Where an electronically transferable file contains insufficient data, or no data, to calculate any applicable prepayment penalty or other contractual charge, fee or penalty, Transfer of such file may be accomplished only by Manual Boarding. In such case, and if such data cannot be obtained from Schedule III, Owner shall be given a reasonable opportunity, not to exceed three business days from the discovery of the deficiency, to interpret the applicable prepayment penalty or other contractual charge, fee or penalty provision, and to inform Servicer of such interpretation. Should Owner fail to provide such interpretation to Servicer within the allotted time period, the Servicer shall make a good faith effort to accurately review the applicable Mortgage Loan documents and interpret the applicable prepayment penalty or other contractual charge, fee or penalty provision. Similarly, if Owner fails to provide Schedule III on or prior to the related Closing Date, Servicer shall enforce, administer and collect such prepayment charges in accordance to the policies and procedures it applies to similar Mortgage Loans serviced for its own account. Servicer may rely on any data provided by Owner on Schedule III or otherwise, and, in the event Owner has failed to timely provide such data to Servicer, Servicer may rely on its own interpretations made on behalf of Owner as set forth above.

            3.02 Collection of Mortgage Loan Payments; Notification of Adjustments. The Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and with respect to Escrow Mortgage Loans only, shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

      With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Collection Account from its own funds, without any right to reimbursement, the amount of any interest loss or deferral caused the Owner thereby.

            3.03 Realization Upon Defaulted Mortgage Loans.

      (a) In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action (i) as it shall deem to be in the best interest of the Owner (which shall include, but not be limited to, Mortgage Loan liquidation and short sales) and (ii) that is consistent with any related PMI Policy. In connection with a foreclosure or other conversion, the Servicer shall exercise such rights and powers vested in it hereunder and use the same degree of care and skill in its exercise as it customarily employs with respect to mortgage loans Serviced for its own account, giving due consideration to Accepted Servicing Practices, including, without limitation, advancing funds for the payment of taxes and insurance premiums. During this period and in the administration of such defaulted Mortgage Loans, the Servicer shall be responsible for making all customary Servicing Advances. Notwithstanding anything to the contrary contained herein, in no event will the Servicer make a Servicing Advance if it determines, using Accepted Servicing Practices, that such Servicing Advance would be a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance, if made would constitute a Nonrecoverable Advance, shall be evidenced by an officer's certificate of the Servicer delivered to the Owner. Servicer shall be reimbursed for all Servicing Advances made with respect to such defaulted Mortgage Loans from the Collection Account pursuant to Section 3.05 herein.

      (b) Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes or if the Mortgage Property poses any type of environmental risks or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector, the Servicer shall cause such inspection to occur solely at the expense of the Owner. If the Servicer shall advance or use its own money to effect such environmental inspection, the Servicer shall reimburse itself from the Collection Account. If the Collection Account fails to maintain sufficient funds to reimburse the Servicer, the Owner shall directly reimburse the Servicer of such advance within five (5) Business Days upon receipt of an invoice from the Servicer.

      (c) Upon completion of an environmental inspection, the Servicer shall promptly provide the Owner with the environmental inspection report. After reviewing the environmental inspection report, the Owner shall determine how the Servicer shall proceed with respect to the Mortgaged Property. In the event (i) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous, toxic substances or wastes or poses environmental risks of any kind, and (ii) the Owner directs the Servicer, in writing, to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Collection Account pursuant to Section 3.05 herein and in the event amounts in the Collection Account are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to reimbursement directly from the Owner within five
(5) Business Days upon receipt of an invoice from the Servicer. In the event the Owner directs the Servicer, in writing, not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Collection Account pursuant to Section 3.05 herein and in the event amounts in the Collection Account are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to reimbursement from the Owner.

            3.04 Establishment of and Deposits to Collection Account. The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, if necessary. Each Collection Account shall be an Eligible Account. Funds deposited in the Collection Account may be withdrawn by the Servicer in accordance with
Section 3.05 herein. The creation of any Collection Account shall be evidenced by a letter agreement in the form of Exhibit A attached hereto and incorporated herein. The Servicer shall deposit in the Collection Account on a daily basis in accordance with its Accepted Servicing Practices, and retain therein, the following collections received by the Servicer and payments made by the Servicer on or after the related Closing Date through the Servicing Transfer Date:

            (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

            (ii) [Reserved];

            (iii) all payments on account of interest on the Mortgage Loans minus all Servicing Fees attributable thereto;

            (iv) all Liquidation Proceeds;

            (v) all Insurance Proceeds including amounts required to be deposited pursuant to Section 3.10 herein (other than proceeds to be held in the Escrow Account and applied to the restoration and repair of the Mortgaged Property or released to the Mortgagor in accordance with Sections 3.14 and 3.18 herein);

            (vi) all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or release to the Mortgagor;

            (vii) any amount required to be deposited in the Collection Account pursuant to Section 3.01, 3.08 or 3.10 herein:

            (viii)any amounts required to be deposited by the Servicer pursuant to Section 3.11 herein in connection with the deductible clause in any blanket hazard insurance policy;

            (ix) with respect to each Principal Prepayment, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Servicer's own funds; and

            (x) any amounts received with respect to or related to any REO Property or REO Disposition Proceeds.

      The foregoing requirements for deposit into the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Servicing Fees or Ancillary Income need not be deposited by the Servicer into the Collection Account. Any interest paid on funds deposited in the Collection Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Collection Account pursuant to Section 3.05 herein. Additionally, any other benefit derived from the Collection Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage blanket insurance, and like sources, shall accrue to the benefit of the Servicer.

            3.05 Permitted Withdrawals from Collection Account. The Servicer shall, from time to time, withdraw funds from the Collection Account for the following purposes:

            (i) to make payments to the Owner in the amounts and in the manner provided for in Section 4.01 herein;

            (ii) to reimburse itself for all P&I Advances of the Servicer's funds made pursuant to Section 4.03, it being understood that, in the case of any such reimbursement, the Servicer's rights hereto shall be prior to the rights of the Owner under this Section 3.05; provided, however, that the Servicer's right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to amounts received on the related Mortgage Loan (including without limitation, late recoveries of payments from the Mortgagor, Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds with respect to such Mortgage Loan to the extent collected) which represent late payments of principal and/or interest respecting which any such P&I Advance was made; provided, further, that if such amounts are insufficient to reimburse the Servicer, or if the Servicer determines, using Accepted Servicing Practices, that such unreimbursed P&I Advance would be a Nonrecoverable Advance the Servicer shall be entitled to reimburse itself from other funds in the Collection Account;

            (iii) to reimburse itself for all unreimbursed Servicing Advances, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Owner under this Section 3.05; provided, however, that the Servicer's rights to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds; provided, further, that if such amounts are insufficient to reimburse the Servicer, or if the Servicer determines, using Accepted Servicing Practices, that such unreimbursed Servicing Advance would be a Nonrecoverable Advance the Servicer shall be entitled to reimburse itself from other funds in the Collection Account;

            (iv) to pay itself interest on funds deposited in the Collection Account pursuant to Section 3.08 and to pay itself the Servicing Fees pursuant to Section 5.01 of this Agreement (less Compensating Interest payments required to be made by the Servicer hereunder);

            (v) [Reserved];

            (vi) to pay or to reimburse itself for advances with respect to expenses incurred in connection with any Mortgage Loan, including, but not limited to environmental expenses pursuant to Sections 3.03(b) and (c) herein but only to the extent the Servicer is entitled to reimbursement therefore under this Agreement;

            (vii) to pay any amount required to be paid pursuant to Section 3.14 related to any REO Property and Section 3.16 related to the satisfaction of the Mortgage Loan;

            (viii)to invest funds in certain Eligible Investments in accordance with Section 3.08 herein;

            (ix) to transfer funds to another Eligible Account in accordance with Section 3.08 herein;

            (x) to clear and terminate the Collection Account upon the termination of this Agreement; and

            (xi) to withdraw funds deposited in error.

            The Servicer shall keep and maintain separate accounting, on a loan-by-loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to subsections (ii), (iii), (iv), (vi) and
      (vii) above.

            3.06 Establishment of and Deposits to Escrow Account. The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts. Each Escrow Account shall be an Eligible Account. Funds deposited in the Escrow Account may be withdrawn by the Servicer in accordance with Section 3.07 of this Agreement. The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit B attached hereto and incorporated herein. A copy of such letter agreement shall be furnished to the Owner and, upon request, to any subsequent Owner of the Mortgage Loans.

            The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, in accordance with its standard practice, and retain therein:

            (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

            (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

            The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 3.07 of this Agreement. The Servicer shall retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor, notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

            3.07 Permitted Withdrawals from Escrow Account. The Servicer shall, from time to time, withdraw funds from the Escrow Account for the following purposes:

            (i) to effect payments of ground rents, taxes, assessments, water rates, condominium charges, fire and hazard insurance premiums or other items constituting obligations with respect to which Escrow Payments are collected for the related Mortgage;

            (ii) to reimburse itself for any Servicing Advance made by it with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

            (iii) to refund to the related Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

            (iv) for transfer to the Collection Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

            (v) for application to restore or repair of the Mortgaged Property in accordance with the procedures outlined in Section 3.14 herein;

            (vi) to pay to the Servicer, or the related Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

            (vii) to clear and terminate the Escrow Account on the termination of this Agreement; and

            (viii)to withdraw funds deposited in error.

            3.08 Protection of Accounts. The Collection Account and Escrow Account shall be Eligible Accounts at all times. The Servicer may transfer the Collection Account or the Escrow Account to a different Eligible Account from time to time. The Servicer shall bear any expenses, losses or damages sustained by the Owner because the Collection Account and/or the Escrow Account are not Eligible Accounts.

      Amounts on deposit in the Collection Account may at the option of the Servicer be invested in Eligible Investments. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Owner. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn from the Collection Account at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Collection Account, by the Servicer out of its own funds immediately as realized.

            3.09 Payment of Taxes, Insurance and Other Charges. With respect to each Escrow Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property, the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and, shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Servicer shall make advances from its own funds to effect such payments. With respect to Non-Escrow Mortgage Loans, the Servicer shall use reasonable efforts consistent with Accepted Servicing Practices to determine that any such payments are made by the Mortgagor at the time they first became due and that such Mortgage is not left uninsured and shall make advances from its own funds to effect any such delinquent payments to avoid the lapse of insurance coverage on the Mortgaged Property or to avoid the sale or other loss of the Mortgage Property to a tax lien. Such advances made by the Servicer shall be considered Servicing Advances subject to reimbursement pursuant to Section 3 herein.

            3.10 Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer that conforms with the Fannie Mae Guides and Freddie Mac Guides against loss by fire, hazards of extended coverage and such other hazards as are required to be insured pursuant to the Fannie Mae Guides or Freddie Mac Guides, in an amount which is at least equal to the least of: (i) 100% of the maximum insurable value of the improvements securing such Mortgage Loan; or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer; or (iii) the amount determined by applicable federal or state law. If the Mortgagor fails to provide Mortgage Loan hazard insurance coverage after thirty (30) days of Servicer's written notification, the Servicer may force place such hazard insurance coverage on the Mortgagor's behalf. Any out-of-pocket expense or advance made by the Servicer on such force placed hazard insurance coverage shall be deemed a Servicing Advance.

      If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with an insurance carrier that meets the requirements of the Fannie Mae Guides and the Freddie Mac Guides in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured), and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the FEMA Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor to obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf. Any out-of-pocket expense or advance made by the Servicer on such force placed flood insurance coverage shall be deemed a Servicing Advance.

      If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the Owner's association, including hazard, flood, liability, and fidelity coverage is being maintained in accordance with the current Fannie Mae requirements, and secure from the Owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

      In the event the Owner or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer may, at its discretion, communicate with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

      All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage.

      The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable under the Fannie Mae Guides and Freddie Mac Guides and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property, and that they properly describe the property address. The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in conformance with Servicer's standard practices; provided, however, that in the event that no such notice is furnished by the Servicer, the Servicer shall ensure that replacement insurance policies (whether forced placed or other insurance policies) are in place with the required coverage and the Servicer shall be solely liable for any losses in the event coverage is not provided.

      Pursuant to Section 3.04 of this Agreement, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer's normal Servicing procedures as specified in Section 3.14 of this Agreement) shall be deposited in the Collection Account subject to withdrawal pursuant to Section 3.05 of this Agreement.

            3.11 Maintenance of Mortgage Blanket Insurance. In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.10 of this Agreement and otherwise complies with all other requirements of Section 3.10 of this Agreement, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.10 of this Agreement. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Collection Account or Escrow Account subject to withdrawal pursuant to
Section 3.05 or 3.07 of this Agreement. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.10 of this Agreement, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Collection Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount shall be deposited from the Servicer's funds, without reimbursement therefor. Upon request of the Owner, the Servicer shall cause to be delivered to such Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Owner.

            3.12 Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Guides.

            3.13 Inspections. The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved and which is both consistent with Accepted Servicing Practices and with any requirements of the primary mortgage guaranty insurer.

            3.14 Title, Management and Disposition of REO Property. In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer, or in the event the Servicer is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Servicer shall acknowledge in writing that such title is being held as nominee for the Owner.

      The Servicer shall manage, conserve, protect and operate each REO Property for the Owner solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, in the same locality as the REO Property is located and consistent with the Owner Servicing Guidelines. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

      The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage, liability insurance, and flood insurance in accordance with the provisions of Section 3.09 and 3.10 hereof.

      The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner. Prior to the disposition of the REO Property, the Owner may provide a valuation for the REO Property to the Servicer no later than three (3) Business Days after notification of the Owner by the Servicer. The proceeds of sale of the REO Property shall be promptly deposited in the Collection Account. As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed P&I Advances, Servicing Advances, unpaid Servicing Fees, and on the Remittance Date immediately following the date on which such sale proceeds are received the net cash proceeds of such sale remaining in the Collection Account shall be distributed to the Owner.

      The Servicer shall advance funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard or Flood insurance pursuant to this Section 3.14 and the fees of any property manager appointed by the Servicer, shall be deemed "Servicing Advances." The Servicer shall make monthly distributions on each Remittance Date to the Owner of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 3.14 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

            3.15 Transfers of Mortgaged Property. The Servicer shall enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note; provided that, if the Servicer determines that a due-on-sale provision is not enforceable or that either a decision not to exercise the due-on-sale provision or a decision to permit an assumption of the Mortgage Loan is in the best interests of the Owner, it may, with the prior consent of the primary mortgage guaranty insurer, if applicable, permit such conveyance of the Property without resort to the due-on-sale clause or permit such assumption, as applicable, with notice to the Owner.

            3.16 Satisfaction of Mortgages and Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer may notify the Owner, which notification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.04 herein have been or will be so deposited, and may request delivery to it of the Mortgage File. In addition, from time to time and as appropriate for the servicing or foreclosure of a Mortgage Loan, including for this purpose collection under any insurance policy, the Servicer may request delivery to it by Custodian of the related Mortgage File. Upon receipt of such notification and request pursuant to this Section 3.16, the Owner shall request that the Custodian, within five (5) Business Days, release the related Mortgage File to the Servicer. Should Servicer be called upon or elect to assist in obtaining any documents or information which may be missing from the Legal File, Owner shall be required to reimburse Servicer for any reasonable expense incurred by Servicer in providing that assistance, whether or not Servicer is ultimately successful in obtaining the missing information.

            3.17 [Reserved.]

            3.18 Maintenance of PMI Policy; Claims. With respect to each Mortgage Loan with a loan-to-value ratio in excess of 80% for which a PMI Policy is both required and has been issued, the Servicer shall, to the extent permitted by Accepted Servicing Practices, maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring that portion of the Mortgage Loan in excess of 75% of value, and shall cause the Mortgagor to pay the premium thereon on a timely basis, until the loan-to-value ratio of such Mortgage Loan is reduced to 80% or PMI can otherwise no longer be mandated pursuant to applicable law. In the event that such PMI Policy shall be terminated, the Servicer shall attempt to obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy. The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to this Agreement, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

      With respect to each Mortgage Loan covered by a PMI Policy or LPMI Policy, the Servicer shall take all such actions on behalf of the Owner as are necessary to service, maintain and administer the related Mortgage Loan in accordance with such Policy and to enforce the rights under such Policy. Except as expressly set forth herein, the Servicer shall have full authority on behalf of the Owner to do anything it deems appropriate or desirable in connection with the servicing, maintenance and administration of such Policy; provided that the Servicer shall not take any action to permit any modification or assumption of a Mortgage Loan covered by a LPMI or PMI Policy, or take any other action with respect to such Mortgage Loan, which would result in non-coverage under such Policy of any loss which, but for actions of the Servicer, would have been covered thereunder. The Servicer shall cooperate with the PMI insurers and shall furnish all reasonable evidence and information in the possession of the Servicer to which the Servicer has access with respect to the related Mortgage Loan. The Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.04, any amounts collected by the Servicer under any PMI Policy or LPMI Policy shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.05.


SECTION 4. PAYMENTS TO OWNER

            4.01 Remittances. On each Remittance Date, the Servicer shall remit to the Owner the sum of (i) all amounts credited to the Collection Account as of the close of business on the related preceding Determination Date, net of charges against or withdrawals from the Collection Account pursuant to Section
3.05 herein, other than Principal Prepayments received after the end of the related Principal Prepayment Period, plus, to the extent not already deposited in the Collection Account, (ii) all P&I Advances, if any, which the Servicer is obligated to remit pursuant to Section 4.03 and (iii) all Compensating Interest payable by the Servicer minus (iv) any amounts attributable to Monthly Payments collected by the Servicer but due on a Due Date or Due Dates subsequent to the last day of the related Due Period, which amounts shall be remitted on the related Remittance Date next succeeding the Due Period for such amounts.

      With respect to any Mortgage Loan, during the term of this Agreement, in the event such Mortgage Loan prepays in full, the Servicer shall distribute such prepayment to the Owner, together with any related prepayment charge, on the Remittance Date. In connection with the distribution of such prepayment, the Servicer shall provide to the Owner a report containing the mortgage loan number, the name of the Mortgagor and the amount of the distribution.

      All distributions made to the Owner on each Remittance Date will be made to the Owner of record on the preceding Record Date, and shall be based on the Mortgage Loans owned and held by the Owner. All distributions, including any distribution for prepayments in full, shall be made by wire transfer of immediately available funds to the account of the Owner at a bank or other entity having appropriate facilities therefor as directed in writing by the Owner or by check mailed to the address of the Owner.

      With respect to any remittance received by the Owner after the Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Collection Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Owner.

            4.02 Reports to Owner. Not later than the Remittance Advice Date, the Servicer shall furnish to the Owner as of the previous Determination Date, by electronic or such other format acceptable to Owner and Servicer, the information listed on Schedule I attached hereto.

      In addition, the Servicer shall provide the Owner with such information concerning the Mortgage Loans as is necessary for the Owner to prepare its federal income tax return, and reports required by state and federal regulatory agencies provided such information is in Servicer's possession and is reasonably available to the Servicer.

            4.03 P&I Advances by Servicer. (a) On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Collection Account from its own funds an amount equal to all P&I Payments (with interest on each Mortgage Loan adjusted to the applicable Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent on the Business Day immediately preceding such Remittance Date or which were deferred pursuant to this Agreement. The Servicer's obligation to make such P&I Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, that the Servicer shall not be obligated to make P&I Advances which the Servicer determines to be Nonrecoverable Advances. The determination by the Servicer that it has made a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Owner and detailing the reasons for such determination. The Servicer shall not be obligated to advance shortfalls of interest resulting from the application of the Servicemembers Civil Relief Act, as amended, or similar state laws.

      (b) Such P&I Advance shall be made by the Servicer either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case, it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 4.03, used by the Servicer in discharge of any such P&I Advance) or (iii) in the form of any combination of
(i) and (ii) aggregating the total amount of P&I Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. Any amount held for future distribution and so used shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before any future Remittance Date to the extent required.


SECTION 5. GENERAL SERVICING PROCEDURES

            5.01 Servicing Compensation. As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Collection Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer shall be entitled to its pro rata portion of the Servicing Fee with respect to the transfer of Mortgage Loans on the Servicing Transfer Date payable by the Owner on the Servicing Transfer Date.

      Additional Servicing compensation in the form of Ancillary Income shall be retained by the Servicer and is not required to be deposited in the Collection Account.

            5.02 Repayment of Servicing Advances. Subject to Section 3.05, on each Remittance Date, or upon liquidation or transfer of servicing of a Mortgage Loan, the Servicer shall be entitled to reimbursement for all due and unpaid P&I Advances and Servicing Advances. The Servicer may reimburse itself from the funds in the Collection Account for due and unpaid Servicing Advances prior to distribution of such funds to the Owner. To the extent that there are not sufficient funds in the Collection Account to reimburse the Servicer for due and unpaid Servicing Advances, or if the Collection Account is no longer in the Servicer's control, the Owner shall pay the amount of such shortfall to the Servicer within five (5) Business Days upon receipt of an invoice therefor. In addition to the data requirements listed on Schedule I, the Servicer shall provide in its monthly remittance reports all information relating to Servicing Advances as deemed necessary by the Owner in its reasonable discretion.

            5.03 Right to Examine Servicer Records. The Owner may examine and audit the Servicer's books, records, or other information directly related to or concerning this Agreement or the Mortgage Loans. Such examination and audit shall occur during business hours or at such other times as may be reasonable under applicable circumstances, upon at least three (3) days' advance notice to the Servicer.

            5.04 Annual Independent Public Accountants' Servicing Report. On or before March 15, 2006, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Owner stating that
(i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to the exception and other qualifications that may be appropriate.

            5.05 Statement of Compliance. The Servicer will deliver to the Owner not later than March 15, 2006, a statement of compliance confirming, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under the signatory's supervision and (ii) to the best of such signatory's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such signatory and the nature and status thereof. Copies of such statement may be provided by the Owner to any Person identified by the Owner as a prospective purchaser of the Mortgage Loans.

            5.06 Compliance with Gramm-Leach-Bliley Act of 1999. With respect to each Mortgage Loan and the related Mortgagor, the Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999, as amended and all applicable regulations promulgated thereunder, and shall provide all notices required of the Servicer thereunder.

            5.07 Compliance with REMIC provisions. If a REMIC election is or is to be made with respect to the arrangement under which the Mortgage Loans and any REO property are held, the Servicer shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code.


SECTION 6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER AND THE
           OWNER

            6.01 Representations of the Servicer. The Servicer represents, warrants and covenants to the Owner as of the Effective Date, each relevant Cut-off Date, as of each Closing Date and as of any date specifically provided herein:

      (a) The Servicer is duly organized, validly existing and in good standing as a corporation under the laws of the Commonwealth of Pennsylvania and the Servicer is duly licensed and qualified in all states which such licensing or qualification is required to conduct its business or perform its obligations hereunder and the services and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement;

      (b) The Servicer has the full power and authority to service each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, and the Servicer has taken all requisite corporate action to make this Agreement and all agreements contemplated hereby valid and binding upon the Servicer in accordance with their terms. The Servicer has duly authorized the execution, delivery and performance of this Agreement; it has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Owner, constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, or similar laws affecting creditors' rights in general, including equitable remedies;

      (c) The execution and delivery of this Agreement by the Servicer and the performance of and compliance with the terms of this Agreement will not violate the Servicer's articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or its assets;

      (d) The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Servicer or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Servicer or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

      (e) The Servicer is an approved servicer for Fannie Mae/Freddie Mac in good standing. No event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae eligibility requirements or which would require notification to Fannie Mae/Freddie Mac;

      (f) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

      (g) There are no actions, suits or proceedings against, investigations of, the Servicer before any court, administrative or other tribunal or, to the best of its knowledge, threatened against the Servicer (i) that might prohibit its entering into this Agreement, (ii) seeking to prevent the consummation of the transactions contemplated by this Agreement or (iii) that might prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or validity or enforceability of, this Agreement;

      (h) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained;

      (i) The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Servicer;

      (j) The written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading; and

      (k) The Servicer has the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to enforce and service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located.

            6.02 Representations of the Owner. The Owner represents, warrants and covenants to the Servicer as of the Effective Date, each relevant Cut-off Date, each relevant Closing Date and as of any date specifically provided herein:

      (a) The execution, delivery and performance by the Owner of this Agreement has been duly and validly authorized by all necessary corporate action. This Agreement constitutes a legal, valid and enforceable obligation of the Owner, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that the enforcement or rights with respect to indemnification and contribution obligations and provisions (i) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off or (ii) relating to submission to jurisdiction, venue or service of process, may be limited by applicable law or considerations of public policy.


SECTION 7. THE SERVICER

            7.01 [Reserved].

            7.02 Merger or Consolidation of the Servicer. The Servicer will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

      Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to substantially all of the business of the Servicer (whether or not related to mortgage loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (a) having a GAAP net worth of not less than $10,000,000, and (b) that is one of the following: (i) an institution the deposits of which are insured by the FDIC or (ii) an institution which is a HUD-approved mortgagee whose primary business is in origination and servicing of first and second mortgage loans or (iii) an institution which is a Fannie Mae/Freddie Mac approved servicer in good standing.

            7.03 Limitation on Liability of the Servicer and Others. Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such Person against any breach of warranties or representations made herein, its own negligent actions, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Owner of the reasonable legal expenses and costs of such action.

      Notwithstanding Section 20, the Servicer shall not be required to indemnify, or otherwise be liable to, the Owner or those referenced above for any Liability which the Owner is required to indemnify for pursuant to Section 20(c) above.

            7.04 Servicer Not to Assign. The Owner has entered into this Agreement with the Servicer and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall not assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof, except for the assignment or delegation of standard practice outsourcing activities such as the delegation of data processing, tax reporting and other purely clerical or administrative functions in connection with its Servicing responsibilities, or sell or otherwise dispose of all or substantially all of its property or assets except in connection with a merger or consolidation permitted under Section 7.02 without thirty (30) days prior notice and the prior written consent of the Owner, which consent shall be reasonably granted or withheld in the sole discretion of the Owner.

      Without in any way limiting the generality of this Section 7.04, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or sell or otherwise dispose of all or substantially all of its property or assets, except as permitted herein, without the prior written consent of the Owner, then the Owner shall have the right to terminate this Agreement upon notice given as set forth in Section 9.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.


SECTION 8. DEFAULT

            8.01 Default by Servicer. If one or more of the following Events of Default shall occur and be continuing, that is to say:

      (a) any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues to be uncured for a period of three (3) Business Days after the date upon which (i) written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Owner, or (ii) Servicer first becomes aware of such failure;

      (b) failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement (including but not limited to breach by Servicer of any one or more of the representations, warranties and covenants of the Servicer as set forth in Section 6.01 above) which continues uncured for a period of thirty (30) days (except that (x) such number of days shall be fifteen
(15) days in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and (y) such number of days shall be one (1) calendar day with respect to the reports required under Sections 5.04 and 5.05 and the last paragraph of Section 25) after the earlier of the date on which (i) written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner, or (ii) Servicer first becomes aware of such failure;

      (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceeding or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days;

      (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its assets;

      (e) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

      (f) failure by the Servicer to be in compliance with the "doing business" or licensing laws of any jurisdiction where a Mortgaged Property is located and such failure has a material and adverse effect on the Servicer's ability to perform its obligations under this Agreement;

      (g) the Servicer ceases to meet the qualifications of either a Fannie Mae or Freddie Mac servicer which status continues uncured for a period of thirty
(30) days; or

      (h) other than as provided in Section 7.04 herein, the Servicer attempts to assign its rights to Servicing Compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the Servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof; Second, then, and in each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, the Owner, by notice in writing to the Servicer may immediately terminate without compensation all the rights and obligations of the Servicer as servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer to service the Mortgage Loans under this Agreement shall on the date set forth in such notice pass to and be vested in the successor appointed pursuant to Section 10 herein.

            8.02 Default by Owner. If one or more of the following Events of Default shall occur and be continuing, that is to say:

      (a) breach by Owner of the representations, warranties and covenants of the Owner as set forth in Section 6.02 above); Third, then, and in each and every such case (except in instances where the Event of Default has been cured within thirty (30) days after the date on which written notice of such default, requiring the same to be remedied, shall have been given to the Owner by the Servicer), the Servicer, by notice in writing to the Owner, may immediately terminate all of its responsibilities, duties and obligations as servicer under this Agreement. On or after the receipt by the Owner of such written notice, all responsibilities, duties and obligations of the Servicer to service the Mortgage Loans under this Agreement shall on the date set forth in such notice pass to and be vested in the successor appointed pursuant to Section 10 herein.

            8.03 Waiver of Defaults. Each party to this Agreement may waive any default by the other party in the performance of its obligations hereunder and its consequences. No such waiver shall be deemed to have been given by the waiving party unless given in writing. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

SECTION 9. TERMINATION

            9.01 Expiration of Term and Termination with Cause.

      (a) The rights, obligations, duties and responsibilities of the Servicer shall terminate upon the earliest to occur of: (i) the termination (in accordance with Section 9.01(c) below) of this Agreement by either party for cause pursuant to an Event of Default; (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (iii) in the event the Servicer assigns its responsibilities under the Agreement without the Owner's prior consent pursuant to Section 7.04; (iv) at the election of the Servicer, in the event the Owner, acting in bad faith, interferes with the Servicer's exclusive rights to service the Mortgage Loans under this Agreement by contacting any Mortgagors either (A) directly through collection calls; or (B) through third party collection agencies not previously agreed to by the Servicer; or (v) by mutual consent of the Servicer and the Owner in writing.

      (b) This Agreement shall continue in full force and effect, unless earlier terminated in accordance with this Section 9, until the distribution of the final payment or liquidation proceeds on the last Mortgage Loan (including, as applicable, final disposition of, and remittance as provided in this Agreement relating to, all REO Property acquired upon foreclosure of the last Mortgage
Loan) then covered by this Agreement.

      (c) If an Event of Default has occurred, and provided that such Event of Default with respect to either party has neither been waived by the other party pursuant to Section 8.03 nor cured (if such cure is not specifically disallowed under the terms of this Agreement), then the aggrieved party may, by notice in writing to the offending party, terminate all of the Servicer's obligations, duties and responsibilities under this Agreement.

            9.02 Termination without Cause(a) . This Agreement shall terminate at the election of either the Owner or the Servicer at any time from time to time with respect to one or more Mortgage Loans, and without cause; provided, however, that if the Owner is the party electing such termination without cause, the Owner shall pay the Servicer a termination fee equal to the product of 3.00% and the Stated Principal Balance (as of the date notice of such termination is given) of the Mortgage Loans subject to such termination; provided, further, that either party's ability to terminate this Agreement under this Subsection
9.02 is expressly conditioned upon delivery by the terminating party to the other party, by courier or other delivery service for which proof of delivery may be obtained, (i) in the event of termination by Owner, no less than ninety
(90) days prior written notice of such election, or (ii) in the event of termination by the Servicer, no less than (180) days prior written notice of such election.

            9.03 Notice of Servicing Transfers. In the event Owner requests the transfer of Mortgage Loans in excess of Ten Thousand (10,000) total in any calendar month, Owner must provide a minimum sixty (60) days prior written notice to Servicer and Servicer must provide prior written acknowledgement by an authorized officer of Servicer.

            9.04 Termination Process. Upon termination for any ground stated in this Section 9, the Owner and the Servicer shall comply with the termination process and procedures set forth in Section 10 herein.


SECTION 10. SUCCESSOR TO THE SERVICER

            10.01 Effect of Termination. Upon a transfer of Mortgage Loans or of servicing pursuant to Section 2.08(b) or upon termination of the Servicer's responsibilities and duties under this Agreement pursuant to Section 9 herein, the Owner or the Owner's designee shall, on the related Servicing Transfer Date, succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement. In the event that this Agreement should be terminated by the Owner for cause or by Owner without cause (but not in the event this Agreement should be terminated by the Servicer for cause, unless Servicer specifically agrees otherwise in writing), and if the Owner elects to appoint a Successor Servicer that agrees to succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer as servicer under this Agreement (which appointment must occur and be accepted by the Successor Servicer within thirty (30) days of the date of written notice of termination by either party to the other party), the termination shall not become effective until such Successor Servicer has been appointed and has accepted such appointment pursuant to this Section. Any Successor Servicer appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, whereupon such Successor Servicer shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the replaced Servicer with similar effect as if originally named as a party to this Agreement; provided, however, that neither the Owner nor such Successor Servicer shall assume, and the replaced Servicer shall indemnify the Owner and such Successor Servicer for, any and all liabilities arising out of the replaced Servicer's acts as servicer. The Servicing Transfer Date shall be the same as the date of termination of the Servicer's responsibilities and duties under this Agreement pursuant to Section 8 or 9 herein, or as soon as practicable after the date of termination to ensure compliance with any legally imposed requirements relating to servicing transfers in general. In connection with any transfer pursuant to
Section 2.08(b) or any
termination pursuant to Section 9, all unreimbursed Servicing Fees, P&I Advances, and Servicing Advances still owing the Servicer shall be deducted by the Servicer from the final remittance of funds to the Owner. To the extent that there are insufficient funds in the Collection Account to reimburse the Servicer for due and unpaid Servicing Fees, P&I Advances, and Servicing Advances, or if the Collection Account is no longer in the Servicer's control, the Owner shall pay the amount of such shortfall to the Servicer within five (5) Business Days upon receipt of an invoice thereof.

            10.02 Transfer of Servicing. Upon a transfer of Mortgage Loans or of servicing pursuant to Section 2.08(b) or upon termination of the Servicer's responsibilities and duties under this Agreement pursuant to Section 9 herein, the following shall be performed:

      (a) With respect to each Mortgage Loan, on the related Servicing Transfer Date, the Owner, or its appointed successor servicer (collectively referred to as "Successor Servicer"), shall assume all Servicing responsibilities related to, and the Servicer shall cease all Servicing responsibilities related to the Mortgage Loans. On or prior to the related Servicing Transfer Date the Servicer shall take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the Servicing of the Mortgage Loans to the Successor Servicer, including but not limited to the following:

            (i) Notice to Mortgagors. The Servicer shall mail to the Mortgagor of each Mortgage a letter advising the Mortgagor of the transfer of the Servicing of the related Mortgage Loan to the Successor Servicer in accordance with the Cranston Gonzales National Affordable Housing Act of 1990, as amended; provided, however, the content and format of the letter shall have the prior approval of the Successor Servicer. The Servicer shall provide the Owner with copies of all such notices no later than the related Servicing Transfer Date.

            (ii) Notice to Taxing Authorities and Insurance Companies. The Servicer shall transmit to the applicable insurance companies (including primary mortgage insurance policy insurers, if applicable) and/or agents, notification of the transfer of the Servicing to the Successor Servicer, and instructions to deliver all notices and insurance statements, as the case may be, to the Successor Servicer from and after the related Servicing Transfer Date. The Servicer shall provide the Successor Servicer with copies of all such notices no later than the related Servicing Transfer Date.

            (iii) Delivery of Servicing Records. The Servicer shall forward to the Successor Servicer, all Servicing records in the Servicer's possession relating to each Mortgage Loan. Such delivery of hard copies of borrower history is an out-of-pocket expense and will be paid by the Owner.

            (iv) Escrow Payments. The Servicer shall provide the Successor Servicer, with immediately available funds by wire transfer in the amount of the Escrow Account balance and suspense balances and all loss draft balances associated with the related Mortgage Loan. The Servicer shall provide the Successor Servicer, with an accounting statement in electronic format mutually acceptable to the Owner and the Servicer, of Escrow Payments and suspense balances and loss draft balances sufficient to enable the

      Owner to reconcile the amount of such payment with the accounts of the Mortgage Loans. Additionally, the Servicer shall wire transfer to the Owner the amount of any agency, trustee or prepaid Mortgage Loan payments and all other similar amounts held by the Servicer.

            (v) Payoffs and Assumptions. The Servicer shall provide to the Successor Servicer electronic data information regarding of all assumption statements and payoff statements generated by the Servicer on the Mortgage Loans from the related Cut-off Date to the related Servicing Transfer Date.

            (vi) Mortgage Payments Received Prior to Related Servicing Transfer Date. Prior to the related Servicing Transfer Date, all payments theretofore received by the Servicer on each Mortgage Loan shall be properly applied by the Servicer to the account of the particular Mortgagor.

            (vii) Mortgage Payments Received After Related Servicing Transfer Date. The amount of any related Monthly Payments received by the Servicer after the Servicing Transfer Date shall be forwarded to the Owner by overnight mail on the date of receipt. The Servicer shall notify the Owner of the particulars of the payment, which notification requirement shall be satisfied if the Servicer forwards with its payment sufficient information to permit appropriate processing of the payment by the Owner. The Servicer shall assume full responsibility for the necessary and appropriate legal application of such Monthly Payments received by the Servicer after the Servicing Transfer Date with respect to related Mortgage Loans then in foreclosure or bankruptcy; provided, that for purposes of this Agreement, necessary and appropriate legal application of such Monthly Payments shall include, but not be limited to, endorsement of a Monthly Payment to the Owner with the particulars of the payment such as the account number, dollar amount, date received and any special Mortgagor application instructions and the Servicer shall comply with the foregoing requirements with respect to all Monthly Payments received by the Servicer after the Servicing Transfer Date; provided, that the Servicer shall not be liable for any use of such Monthly Payments by the Owner if (i) the Servicer has met the sufficient payment information requirement above and (ii) Monthly Payment has been forwarded to the Owner as set forth above.

            (viii)Misapplied Payments. Misapplied payments shall be processed as follows:

                  (A) All parties shall cooperate in correcting misapplication errors;

                  (B) The party receiving notice of a misapplied payment
            occurring prior to the related Servicing Transfer Date and discovered after the related Servicing Transfer Date shall immediately notify the other party in writing; and

                  (C) If a proven misapplied payment which occurred prior to the related Servicing Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in a Collection Account or Escrow Account, the Servicer shall be liable for the amount of such shortage. The Servicer shall reimburse the

            Successor Servicer for the amount of such shortage within thirty
            (30) days upon receipt of written demand therefor from the Successor Servicer.

            (ix) Books and Records. On the Servicing Transfer Date, the books, records and accounts of the Servicer with respect to the related Mortgage Loans shall be maintained by the Servicer in accordance with all applicable Accepted Servicing Practices.

            (x) Reconciliation. The Servicer shall, on or before the related Servicing Transfer Date, reconcile principal balances and make any monetary adjustments necessary to complete the reconciliation. Any such monetary adjustments will be transferred between the Servicer and the Successor Servicer as appropriate.

            (xi) IRS Forms. The Servicer shall prepare and file all IRS forms 1098, 1099 and other applicable forms and reports which are required to be filed hereunder with respect to the period prior to the related Servicing Transfer Date. The Servicer shall provide copies of such forms (as reasonably available to the Servicer) to the Owner upon request and shall reimburse the Owner for any costs or penalties incurred by the Owner due to the Servicer's failure to comply with this paragraph. The Servicer shall not be responsible for the preparation or filing of any such reports with respect to any period commencing on or after the related Servicing Transfer Date.

      (b) The Servicer shall not be obligated to deliver the Servicing Files to the Owner or Successor Servicer until and unless all such Servicing Advances shall have been reimbursed and all such Servicing Fees shall have been paid. In addition, if and to the extent that from and after the Servicing Transfer Date (or such earlier date through which Servicing Advances shall have been, for convenience, calculated and reimbursed) the Servicer should receive and pay bills (including, but not limited to, non-sufficient fund checks) for services properly rendered with respect to the Mortgage Loans and REO Property, then Servicer shall be entitled to reimbursement for such additional payments within five (5) Business Days of the Servicer's written request, directly from (i) the Collection Account, or (ii) if such Collection Account has insufficient funds to pay such additional payments or is no longer under the Servicer's control, the Successor Servicer, or (iii) if the Successor Servicer fails to pay such advances, the Owner.


SECTION 11. NOTICES

      All notices, requests, demands, consents, approvals, agreements, amendments or other communications, to or by a party to this Agreement shall:

      (a) be in writing addressed to the address of the recipient set out in this Section 11 of this Agreement or to such other address as such recipient may have notified the sender;

      (b) be signed by an authorized officer of the sender, if necessary, or an employee of the sender; and

      (c) be delivered in Person or sent by registered or certified mail, return receipt requested, by facsimile transmission, or by overnight courier and be deemed to be duly given or made:

            (i) in the case of delivery in person, when delivered to the recipient at such address;

            (ii) in the case of registered or certified mail, three days after the date of mailing;

            (iii) in the case of overnight courier, the date of receipt; or

            (iv) in the case of facsimile transmission, when received in legible form by the recipient at such address, and in the event that the recipient has been requested to acknowledge receipt of the entire facsimile transmission, upon the sending or receiving the acknowledgment of receipt (which acknowledgment the recipient will promptly give); but if such delivery or dispatch is later than 5:00 p.m. local time on a Business Day or occurs on a day which is not a Business Day, it will be deemed to have been duly given or made at the commencement of business on the next Business Day.

               Notices may be sent:

               (i) if to the Servicer:

                      GMAC Mortgage Corporation
                      100 Witmer Road
                      Horsham, PA  19044
                      Attention: Executive Vice President of National Loan Administration
                      Telecopier No:  (215) 682-1300

                      if to the Owner:

                      1221 Avenue of the Americas, 27th Floor
                      New York, New York  10020
                      Attention: Peter Woroniecki Whole Loan Operations Manager Fax 212-507-3565
                      Email: peter.woroniecki@morganstanley.com

                      with copies to:

                      Jeff Williams
                      Morgan Stanley Servicing Oversight
                      5002 T Rex Ave
                      Suite 320
                      Boca Raton, Florida 33431
                      Fax : 561-443-6040
                      Email : jeff.williams@morganstanley.com

                      Scott Samlin
                      Morgan Stanley - RFPG
                      1585 Broadway, 10th Floor
                      New York, New York 10036
                      Fax: 212-761-6352
                      Email : scott.samlin@morganstanley.com

or to such other address as the Owner and the Servicer shall have specified in writing to each other.

      If a change of address shall occur, the involved party or parties herein shall notify the other parties in writing of such address change within two (2) Business Days. If the involved party or parties failed to provide such notification within two (2) Business Days, all notices (including, but not limited to, notice of claims, legal processes, etc.) mailed by the Servicer to the address(es) in this Section 11 are deemed to have been properly delivered to the intended recipient.


SECTION 12. SEVERABILITY CLAUSE

      Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.


SECTION 13. COUNTERPARTS

      This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.


SECTION 14. APPLICABLE LAW

      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO

CONFLICTS OF LAWS PRINCIPLES), EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.


SECTION 15. SUCCESSORS AND ASSIGNS

      This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer and the Owner and the respective successors and permitted assigns of the Servicer and the Owner. Subject to Section 7.04 herein, this Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party without the consent of the Owner.


SECTION 16. WAIVERS

      No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.


SECTION 17. EXHIBITS

      The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.


SECTION 18. GENERAL INTERPRETIVE PRINCIPLES

      For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

      (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

      (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

      (c) references herein to "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

      (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

      (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

      (f) the term "include" or "including" shall mean without limitation by reason of enumeration; and

      (g) this Agreement shall be fairly and evenly construed and interpreted as the joint negotiated work product between two knowledgeable participants in the secondary mortgage market, each represented by legal counsel. No inference or presumption in favor of one party or against the other shall arise on account of drafting. The Section headings are for convenience only and shall not affect the construction of this Agreement.


SECTION 19. REPRODUCTION OF DOCUMENTS

      This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.


SECTION 20. INDEMNIFICATION

      (a) The Servicer shall indemnify and hold the Owner, any Successor Servicer, and their respective officers, directors, employees and Affiliates (each, an "Indemnified Party") harmless from, and shall reimburse each Indemnified Party for, any losses, damages, deficiencies, claims, causes of action or expenses of any nature (including, but not limited to reasonable attorneys' fees) (each a "Liability") incurred by such Indemnified Party which arise out of or result from Servicer's willful misfeasance, bad faith or negligence in the performance of its duties or its reckless disregard of its obligations and duties hereunder, the Servicer's failure to service the Mortgage Loans in strict compliance with the terms of this Agreement or the breach by the Servicer of any of its representations and warranties herein.

      (b) Servicer Indemnification. The Owner shall indemnify and hold harmless from and shall reimburse the Servicer for any losses, damages, deficiencies, claims, causes of action or expenses of any nature (including, but not limited to reasonable attorneys' fees) incurred by the Servicer which arise out of or result from the Owner's gross negligence or willful failure to perform any of its obligations under this Agreement.

      (c) The Owner shall defend and indemnify the Servicer, its employees, officers, affiliates, agents and representatives (the "Servicer Indemnified Parties"), against any and all Liability that the Servicer Indemnified Parties may sustain which are caused by or result from (directly or indirectly, in whole or in part):

            (i) (A) the Servicer taking any action, or refraining from taking any action, with respect to any Mortgage Loan or REO Property at or in conformity with the express written direction of the Owner or this Agreement or (B) the Servicer taking and initiating any legal actions with respect to any Mortgage Loans and REO Properties or taking title to any REO Properties on behalf of the Owner, in the name of the Servicer or an Affiliate thereof (in each case, unless such action or omission is taken with a standard of care in contravention of any standard of care required under the Agreement and such contravention is the proximate cause of the claim or action);

            (ii) the refusal of the Owner or any trustee or custodian in possession of the Servicing File to provide to the Servicer the originals of the Servicing File within a reasonable amount of time after a request for such documents has been received in order to allow the Servicer sufficient time to process satisfactions, payoffs, and releases;

            (iii) any act or omission to act of any servicer, sub-servicer, owner or originator of a Mortgage Loan or Mortgaged Property (or any other Person) prior to or in conjunction with servicing transfer on the Servicing Transfer Date, including, without limitation, any data integrity issue (and any related costs of correcting such issues); provided, however, that the Owner shall have no liability hereunder for any act or omission relating to a servicing transfer as to which the Owner has not received written notice of a claim for indemnification within 60 days after the Servicing Transfer Date; and provided, further, should the Servicer have actual knowledge of any data integrity error which is likely to materially affect any Mortgage Loan, the Servicer, in consultation with the Owner and at the Owner's expense, will take reasonable efforts to correct such error;

            (iv) the violation of a Mortgage Loan under the Home Ownership and Equity Protection Act of 1994 or under any other applicable state, federal or local law;

            (v) any Environmental Liability.

      The term "Environmental Liability" shall mean any and all claims, losses, damages, liabilities, judgments, penalties, fines, forfeitures, reasonable legal fees and expenses, and any and all related costs and/or expenses of litigation, administrative and/or regulatory agency proceedings, and any other costs, fees and expenses, suffered or incurred by the Servicer or Owner arising out of or resulting from the introduction of environmentally hazardous materials on any Mortgaged Property before and/or after the date of the Servicer's knowledge thereof, including, without limitation, (a) any liability under or on account of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., as the same may be amended from time to time, and/or any other federal or state environmental laws, and specifically including, without limitation, any liability relating to asbestos and asbestos containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition, including the assertion of any lien thereunder, (b) claims brought by third parties for loss or damage incurred or sustained subsequent to the date hereof, and (c) liability with respect to any other matter affecting the Mortgaged Property within the jurisdiction of the federal Environmental Protection Agency or state environmental regulatory agencies pursuant to any state laws, and in the regulations adopted pursuant to any of said laws; provided, however, that the indemnity for Environmental Liability shall not be effective with respect to any liability caused by the Servicer that would otherwise be imposed by reason of the Servicer's willful misfeasance or bad faith in the performance of or failure to perform its duties hereunder.

      (d) Procedure. If the Owner or the Servicer (either, the "Indemnified Party) receives notice of the commencement of any action for which a claim for indemnity under this Section 20 may be made, the Indemnified Party shall promptly notify the Servicer or the Owner, as the case may be (the party so notified, the "Indemnitor") thereof; provided, that any delay in notification shall not reduce the extent of indemnity and defense hereunder except to the extent that the delay prejudices the Indemnitor. Following receipt of notice of the commencement of any action, the Indemnitor shall be entitled to participate in such action, and upon notice delivered to the Indemnified Party, to assume the defense thereof, with counsel reasonably acceptable to the Indemnified Party, who shall not unreasonably withhold such acceptance. If, however, the defendants in such action include both the Owner and the Servicer, and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Indemnitor, the Indemnified Party shall be entitled, at the expense of the Indemnitor, to separate counsel to assert such defenses. If the Indemnitor shall have given notice of its assumption of the defense of such action and following the approval by the Indemnified Party of counsel, the Indemnitor shall not be liable under this Section 20 for any legal expenses incurred by the Indemnified Party in retaining separate counsel in connection with such defense unless (i) the Indemnified Party shall have employed separate counsel in accordance with the preceding sentence; (ii) the Indemnitor shall not have employed counsel reasonably acceptable to the Indemnified Party within a reasonable time after notice of the commencement of action; or (iii) the Indemnitor shall have otherwise authorized the employment of separate counsel for the Indemnified Party at the Indemnitor's expense; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the separate counsel referred to in such clause (i) or (iii).

      (e) Limit of Servicer's Liability. The Servicer shall have no obligation to indemnify or in any way compensate or reimburse the Owner for losses due to the Owner's gross negligence, bad faith or willful misconduct under this Agreement, and, if the same is determined by an arbitrator or a court of competent jurisdiction from which no appeal is available, the Servicer shall be entitled to a direct reimbursement for indemnification payments previously made to the Owner under this Section 20 by the Servicer if such determination is made.

      (f) Limit of Owner's Liability. The Owner shall have no obligation to indemnify the Servicer for losses due to the Servicer's willful misconduct or negligence, and, if the same is determined by an arbitrator or a court of competent jurisdiction from which no appeal is available, the Owner shall be entitled to reimbursement for expenses incurred by the Owner or previously reimbursed to the Servicer by the Owner. Other than as expressly set forth herein and subject to Section 7 herein, the Owner shall have no obligation to indemnify the Servicer for any losses.


SECTION 21. LEGAL MATTERS

            21.01 Waiver of Trial by Jury. EACH OF THE SERVICER AND THE OWNER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            21.02 Submission to Jurisdiction; Waivers. The Servicer hereby irrevocably and unconditionally:

            (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

            (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE OWNER SHALL HAVE BEEN NOTIFIED; AND

            (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.


SECTION 22. CONFIDENTIALITY OF INFORMATION

      (a) Owner and Servicer shall not disclose any confidential or proprietary information of the other party with respect to such other party, the Mortgage Loans, or the Mortgage Files that may be in the possession of that party (the "Confidential Information") to any Person who is not a partner, officer, employee, counsel, or agent of such party except with the written consent of such other party or pursuant to a subpoena or order issued by a court or by an administrative, legislative, or law enforcement agent, department, agency, body or committee.

      (b) The Owner and the Servicer shall not be required to treat as Confidential Information, any information of the other party if (i) such information is already in the possession of the party and is not otherwise subject to any agreement as to confidentiality, (ii) such information is or becomes generally available in the public domain other than as a result of a disclosure by the party or its partners, officers employees, counsel, or agents,
(iii) such information is not acquired from the other party or Persons known to be in breach of an obligation of secrecy to such other party, (iv) such information is contained in or derived from the Mortgage File, or (v) such information is statistical in nature, and the Servicer or the Servicer's counsel determines it is reasonably required to be disclosed in connection with the securitization or other transfer of mortgage loans (other than the Mortgage Loans) sold by Servicer.

      (c) Neither of the parties to this Agreement nor any of their Affiliates shall issue any press release or public announcement concerning the contemplated transaction, the existence of this Agreement, the terms, conditions, and provisions of this Agreement, or any of the party's Confidential Information,
(i) unless mutually agreed by the parties or (ii) except as required by law, in which event the disclosing party shall consult with the other party to the extent practicable before making such disclosure.


SECTION 23. NO PERSONAL SOLICITATION

      From and after each Closing Date, the Servicer agrees that it will not take any action or permit or cause any action to be taken by any of its agents and Affiliates, or by any independent contractors or independent mortgage brokerage companies on the Servicer's behalf, to personally, by telephone or mail, solicit the Mortgagor or Mortgagor under any Mortgage Loan to refinance a Mortgage Loan. The Servicer further agrees to use reasonable efforts to provide Owner written or electronic notice when the Servicer has received a request for verification of mortgage, a request for demand for payoff, a Mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan; provided, it is understood and agreed that promotions undertaken by the Servicer or its affiliates which (i) concern optional insurance products or other additional products or (ii) are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section, nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor.


SECTION 24. MERS PROVISION

      With respect to each MERS Mortgage Loan, no later than five (5) Business Days after notification of the Servicer by the Owner of the transfer of such MERS Mortgage Loan, the Servicer shall designate, as directed by the Owner, the Successor Servicer, as the Servicer on MERS. In addition, no later than five (5) Business Days after notification of the Servicer by the Owner of the transfer of such MERS Mortgage Loan, the Servicer shall designate, as directed by the Owner, the successor Owner of the MERS Mortgage Loan, as the Investor on MERS. In addition, the Servicer shall promptly take all other actions reasonably requested by Owner with respect to MERS Mortgage Loans and MERS to effectuate and evidence the transfer of servicing and/or ownership thereof in accordance with the terms of this Agreement.

SECTION 25. COOPERATION OF SERVICER WITH A RECONSTITUTION

      The Servicer and the Owner agree that with respect to some or all of the Mortgage Loans, after the related Servicing Transfer Date, on one or more dates (each, a "Reconstitution Date") at the Owner's sole option, the Owner may effect a sale (each, a "Reconstitution") of some or all of the Mortgage Loans then subject to this Agreement, without recourse, to:

      (a) Whole Loan Transfers to Fannie Mae under its Cash Purchase Program or MBS Program (Special Servicing Option); or

      (b) Whole Loan Transfers to Freddie Mac; or

      (c) one or more third party purchasers in one or more Whole Loan Transfers; or

      (d) one or more Securitization Transactions.

      The Servicer agrees to execute in connection with any Whole Loan Transfer to Fannie Mae or Freddie Mac, any and all pool purchase contracts, and/or agreements reasonably acceptable to the Servicer among the Owner, the Servicer, Fannie Mae or Freddie Mac (as the case may be) and any servicer in connection with a Whole Loan Transfer, a Seller's warranties and servicing agreement or a participation and servicing agreement in form and substance reasonably acceptable to the Servicer, and in connection with a Securitization Transaction, a pooling and servicing agreement or sale and servicing agreement in form and substance reasonably acceptable to the Servicer (collectively the agreements referred to herein are designated, the "Reconstitution Agreements").

      In the event the Servicer is chosen by the Owner, and the Servicer agrees, to service any Mortgage Loans in connection with a Reconstitution, with respect to each Reconstitution entered into by the Owner, the Servicer agrees (1) to cooperate fully with the Owner and any prospective purchaser with respect to all reasonable requests and due diligence procedures; (2) to execute, deliver and perform all Reconstitution Agreements required by the Owner and as negotiated by the parties; (3) to restate as nearly as possible the representations and warranties set forth in this Agreement as of the settlement or closing date in connection with such Reconstitution Date or make the representations and warranties regarding the Servicer set forth in the related selling/servicing guide of the master servicer or issuer, as the case may be, in connection with such Reconstitution, provided that the Servicer may negotiate the terms of any additional representations and warranties not included in this Agreement. In connection with such Reconstitution, the Servicer shall: (i) provide to such master servicer or issuer, as the case may be, and any other participants in such Reconstitution, any and all information and appropriate verification of information which may be reasonably available to the Servicer or its affiliates, whether through letters of its auditors and counsel or otherwise, as the Owner or any such other participant shall reasonably request, (ii) provide to such master servicer or issuer, as the case mat be, and any other participants in such Reconstitution, at the expense of the Owner (not to exceed $15,000), such opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by the Owner or any such other participant; and (iii) execute, deliver and satisfy all conditions set forth in any indemnity agreement as required by the Owner or any such participant in the form of Exhibit G attached hereto. Moreover, the Servicer agrees to cooperate with all reasonable requests made by the Owner to effect such Reconstitution Agreements.

      All Mortgage Loans not sold or transferred pursuant to a Reconstitution shall remain subject to this Agreement and, if this Agreement shall remain in effect with respect to the Mortgage Loans, shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

      With respect to any Mortgage Loans sold in a Securitization Transaction where the Servicer is a servicer, the Servicer agrees that on or before March 15th of each year beginning March 15, 2006, the Servicer shall deliver to the depositor, the master servicer (if any), and the trustee for the securitization trust created in the Securitization Transaction, and their officers, directors and affiliates, (a) a certification in the form attached as Exhibit I hereto, executed by the senior officer in charge of servicing at the Servicer for use in connection with any Form 10-K to be filed with the Securities and Exchange Commission with respect to the securitization trust and the annual statement of compliance and accountant's report referred to in such certification. In such event the Servicer shall agree to the following indemnification provision: "The Servicer shall indemnify and hold harmless the depositor, the master servicer (if any), and the trustee, and their respective officers, directors and Affiliates, from and against any losses, damages, charges, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Servicer's obligations under this paragraph or any material misstatement or omission, negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for in the preceding sentence is unavailable or insufficient to hold harmless any indemnified party, then the Servicer agrees that it shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities of such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party, on the one hand, and the Servicer, on the other, in connection with a breach of the Servicer's obligations under this paragraph or any material misstatement or omission, negligence, bad faith or willful misconduct of the Servicer in connection therewith."


SECTION 26. MATERIAL CHANGE

      The Servicer shall promptly notify the Owner in writing of any event, circumstance or occurrence which may materially and adversely affect the ability of the Servicer to perform in accordance with this Agreement.


SECTION 27. FURTHER AGREEMENTS

      The Servicer and the Owner each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

SECTION 28. ENTIRE AGREEMENT

      This Agreement sets forth the entire Agreement among the parties, and there are no prior agreements, understandings, restrictions, warranties, or representations among the parties with respect thereto unless specified herein.


SECTION 29. RELATIONSHIP BETWEEN THE PARTIES

      Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the parties. The duties and responsibilities of the Servicer shall be performed by the Servicer as an independent contractor and not as an agent of the Owner. The Servicer shall have full control of all of its acts, doings and proceedings relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.


SECTION 30. LIMITATION OF DAMAGES.

      NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE PARTIES AGREE THAT NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY PUNITIVE DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, PROVIDED, HOWEVER, THAT SUCH LIMITATION SHALL NOT BE APPLICABLE WITH RESPECT TO THIRD PARTY CLAIMS MADE AGAINST A PARTY.


SECTION 31. COMPLIANCE WITH REGULATION AB.

            31.01 Intent of the Parties; Reasonableness.

      The Owner and the Servicer acknowledge and agree that the purpose of
Section 31 of this Agreement is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Servicer acknowledges that investors in privately offered securities may require that the Owner or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

      Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner to deliver to the Owner (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner or any Depositor to permit the Owner or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance.

      31.02 Additional Representations and Warranties of the Servicer.

      (a) The Servicer shall be deemed to represent to the Owner and to any Depositor, as of the date on which information is first provided to the Owner or any Depositor under Section 31.03 that, except as disclosed in writing to the Owner or such Depositor prior to such date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in
Item 1119 of Regulation AB.

      (b) If so requested by the Owner or any Depositor on any date following the date on which information is first provided to the Owner or any Depositor under Section 31.03, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

      31.03 Information to Be Provided by the Servicer.

      In connection with any Securitization Transaction the Servicer shall (i) within five Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in paragraphs (a), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in paragraph (d) of this Section.

      (a) If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

            (A) [Reserved];

            (B) [Reserved];

            (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer and each Subservicer; and

            (D) a description of any affiliation or relationship between the Servicer, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Owner or any Depositor in writing in advance of such Securitization
      Transaction:

                  1.    the sponsor;
                  2.    the depositor;
                  3.    the issuing entity;
                  4.    any servicer;
                  5.    any trustee;
                  6.    any originator;
                  7.    any significant obligor;
                  8.    any enhancement or support provider; and
                  9.    any other material transaction party.

      (b) [Reserved].

      (c) If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Transaction Servicer"), as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

            (A) the Transaction Servicer's form of organization;

            (B) a description of how long the Transaction Servicer has been servicing residential mortgage loans; a general discussion of the Transaction Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Transaction Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the

      Transaction Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Transaction Servicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                  1. whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Transaction Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                  2. the extent of outsourcing the Transaction Servicer
            utilizes;

                  3. whether there has been previous disclosure of material
            noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Transaction Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                  4. whether the Transaction Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                  5. such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

            (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Transaction Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

            (D) information regarding the Transaction Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Transaction Servicer could have a material adverse effect on the performance by the Transaction Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

            (E) information regarding advances made by the Transaction Servicer on the Mortgage Loans and the Transaction Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Transaction Servicer to the effect that the Transaction Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

            (F) a description of the Transaction Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

            (G) a description of the Transaction Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

            (H) information as to how the Transaction Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

      (d) If so requested by the Owner or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Owner and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Servicer or any Subservicer and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.

      (e) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

      (f) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required by the Owner or any Depositor to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB and to permit the Owner or such Depositor to comply with the provisions of Regulation AB relating to Static Pool Information regarding the performance of the Mortgage Loans on the basis of the Owner's or such Depositor's reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB (including without limitation as to the format and content of such Static

      Pool Information). Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement commencing with the first such report due in connection with the applicable Securitization Transaction.

      (g) The Servicer shall provide to each originator of a Mortgage Loan (or if such Mortgage Loan was not sold to Owner by the originator, the seller of such Mortgage Loan) (the "Static Pool Party") information with respect to each Mortgage Loan from and after the date Servicer commences servicing such Mortgage Loan necessary for such Static Pool Party to comply with its obligations under Regulation AB, including, without limitation, providing to the Static Pool Party static pool information, as set forth in Item 1105(a)(2) and (3) of Regulation AB.

      (h) Promptly following notice or discovery of a material error in the information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Servicer shall provide corrected static pool information to the Owner and each Static Pool Party in the same format in which static pool information was previously provided to such party by the Servicer.

      31.04 Servicer Compliance Statement.

      On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner and any Depositor a statement of compliance addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and
(ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

      31.05 Report on Assessment of Compliance and Attestation.

      (a) On or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

            (i) deliver to the Owner and any Depositor a report (in form and substance reasonably satisfactory to the Owner and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit J hereto delivered to the Owner concurrently with the execution of this Agreement;

            (ii) deliver to the Owner and any Depositor a report of a registered public accounting firm reasonably acceptable to the Owner and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

            (iii) cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 31.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Owner and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

            (iv) deliver to the Owner, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit I.

      The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Owner nor any Depositor will request delivery of a certification under clause (a)(iv) above, unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

      (b) Each assessment of compliance provided by a Subservicer pursuant to
Section 31.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit J hereto delivered to the Owner concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to
Section 31.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 31.06.

      31.06 Use of Subservicers and Subcontractors.

      The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

      (a) The Servicer shall not hire or otherwise utilize the services of any Subservicer with respect to the Mortgage Loans without giving the Owner or its designee fifteen (15) calendar days' advance written notice of the effective date of such hiring or utilization of a

Subservicer, followed by written confirmation of such hiring or utilization of a Subservicer on the effective date of such engagement and indicating the circumstances surrounding such hiring or utilization. Any notices required by this Section 31.06(a) shall be sent via telecopier or certified or registered mail to the addresses set forth below: John P. Cavanagh, Servicer Oversight Group, 5002 T-Rex Avenue, Suite 300, Boca Raton, Florida 33431, Telecopy:
561-544-5603 and emailed to: regab_servicer_notice@morganstanley.com, with a copy to Michael Gambro, Cadwalader, Wickersham & Taft, LLP, One World Financial Center, New York, New York, 10281, Telecopy: 212-504-6666, Email: michael.gambro@cwt.com (or such other address as such Person may otherwise specify to Servicer). The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section and with Sections 31.02, 31.03(c) and (e), 31.04, 31.05 and 31.07 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 31.03(d) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 31.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 31.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 31.05 as and when required to be delivered.

      (b) It shall not be necessary for the Servicer to seek the consent of the Owner or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Owner and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Owner and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

      As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 31.05 and 31.07 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 31.05, in each case as and when required to be delivered.

      31.07 Indemnification; Remedies.

      (a) The Servicer shall indemnify the Owner, each affiliate of the Owner, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange

Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); each Static Pool Party and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this
      Section 31 by or on behalf of the Servicer, or provided under this Section 31 by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

            (i) any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this
      Section 31, including any failure by the Servicer to identify pursuant to
      Section 31.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

            (ii) any breach by the Servicer of a representation or warranty set forth in Section 31.02(a) or in a writing furnished pursuant to Section 31.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 31.02(b) to the extent made as of a date subsequent to such closing date.

            In the case of any failure of performance described in clause
(a)(ii) of this Section, the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

            (b) (i) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, Static Pool Party static pool information, accountants' letter or other material when and as required under this Section 31, or any breach by the Servicer of a representation or warranty set forth in
Section 31.02(a) or in a writing furnished pursuant to Section 31.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 31.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

            (ii) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 31.04 or 31.05, including (except as provided below) any failure by the Servicer to identify pursuant to Section 31.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

            Neither the Owner nor any Depositor shall be entitled to terminate the rights and obligations of the Servicer pursuant to this subparagraph
      (b)(ii) if a failure of the Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

            The Servicer shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable

Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.


                           [Signature Page to Follow]

            IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers there unto duly authorized as of the date first above written.


                                           OWNER:


                                           MORGAN STANLEY MORTGAGE CAPITAL INC.



                                           By:  ______________________________
                                                Name:
                                                Title:


                                           SERVICER:


                                           GMAC MORTGAGE CORPORATION



                                           By:  ______________________________
                                                Name:
                                                Title:

                     [Signature Page to Servicing Agreement]

                                    EXHIBIT A

                       COLLECTION ACCOUNT LETTER AGREEMENT
                                                              ____________, 2006

To: [__________________________]

    (the "Depository")

            As Servicer under the Servicing Agreement, dated as of ___________________, we hereby authorize and request that you establish an account, as a Collection Account, to be designated as "GMAC Mortgage Corporation, as Servicer, in trust for Morgan Stanley Mortgage Capital Inc. (the "Owner") and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Owner. You may refuse any deposit which would result in violation of the requirement that the account be insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                              GMAC Mortgage Corporation



                                              By:______________________________
                                                 Name:
                                                 Title:

            The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number __________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund or the Savings Association Insurance Fund to the maximum extent available.


                                              [______________________________]
                                                 (Depository)



                                              By:______________________________
                                                 Name:
                                                 Title:

                                    EXHIBIT B

                         ESCROW ACCOUNT LETTER AGREEMENT
                                                          ________________, 2006

To: [__________________________]

    (the "Depository")

            As Servicer under the Servicing Agreement, dated as of ____________________, we hereby authorize and request that you to establish an account, as an Escrow Account, to be designated as "GMAC Mortgage Corporation, as Servicer, in trust for Morgan Stanley Mortgage Capital Inc. (the "Owner") and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Owner. You may refuse any deposit which would result in violation of the requirement that the account be insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                              GMAC Mortgage Corporation



                                              By:______________________________
                                                 Name:
                                                 Title:

            The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number _______ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund or the Savings Association Insurance Fund to the maximum extent available.



                                              By:______________________________
                                                 Name:
                                                 Title:
                                                 Date:

                                    EXHIBIT C

                             CONTENTS OF LEGAL FILE

            With respect to each Mortgage Loan, the Legal File shall include each of the following items:

1. The original Note, bearing all intervening endorsements, endorsed, "Pay to the order of _______________ without recourse" or "pay to the order of _________________ without recourse" and signed in the name of the original payee or by the last endorsee by an authorized officer.

2. Either: (a) the original recorded Mortgage with recording information thereon, together with a certified true copy of the original power-of-attorney showing the recording information thereon, if the Mortgage was executed by an attorney-in-fact; (b) a certified true copy of the Mortgage and of the power of attorney (if applicable), the originals of which have been transmitted for recording, until such time as the originals are returned by the public recording office; or (c) a copy of the Mortgage certified by the public recording office in those instances where the public recording office retains the original or the original is lost, together with a duplicate original mortgagee's certificate of title if the Mortgagee is registered under the Torrens system.

3. The original Assignment of Mortgage for each Mortgage Loan, either in blank or in favor of the Owner, in form acceptable for recording but which may not have been recorded, signed in the name of the original mortgagee or the last assignee by an authorized officer.

4. A copy of the title search and mortgagee title insurance commitment or the original mortgagee title insurance policy issued by an approved ALTA title insurance company.

5. Originals of all intervening assignments, if any, with evidence of recording thereon, or certified true copies with evidence that the originals have been transmitted for recording until such time as the originals are returned by the public recording office, or a copy of each such assignment certified by the public recording office if such office retains the original, or if such original is lost. If the payee of the Note assigned the Note under a different name, whether as a result of a merger, name change, receivership, or other event which did not require separate endorsement and assignment, certified copies of the documents evidencing such events must be provided.

6. Originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, if any.

                                    EXHIBIT D

                           CONTENTS OF SERVICING FILE

            With respect to each Mortgage Loan, the Servicing File shall include each of the following items:

1. A copy of each document in the Legal File, including each item listed on Exhibit C and any other item actually included in the Legal File.

2. A survey or plat of the Mortgaged Property (except if the Mortgaged Property is a condominium unit), unless the title insurance contains a 116 or "no survey" endorsement.

3. Original hazard insurance policy (or certificate of insurance for a condominium or planned unit development unit) and certificate or original policy of flood insurance, if applicable.

4.          Mortgage Loan closing statement or a copy thereof.

5.          Residential Mortgage Loan application.

6.          Verification of employment and income (if applicable).

7. Verification of evidence of source and amount of down payment (if applicable).

8.          Credit report on the Obligor.

9.          Residential appraisal report.

10.         Photograph of the Mortgaged Property.

            a. Payment records and current and historical computerized data files; and

            b. tax receipts, insurance premium receipts, ledger sheets, correspondence, insurance claim files and correspondence, and all other papers and records developed or originated by Owner or others, required to document the Mortgage Loan or to service the Mortgage Loan; provided, however, that these items may be provided no later than 15 days after the service transfer date.

11.         A copy of the guarantee(s), if any.

12. Copies of each security agreement, chattel mortgage or equivalent, executed in connection with the Mortgage, if any.

13. Copy of each instrument necessary to complete identification of any exception set forth in the title policy, if any.

14. All required disclosure statements, including a copy of the HUD good faith estimate, HUD-1 settlement statement and TILA disclosure statement prepared in connection with the Mortgage Loan indicating that the Obligor has received all disclosures required by RESPA and TILA.

15. Termite reports, structural engineer's report, water potability and septic certification, if any.

16.         Sales contract, if any.

17. If the Mortgaged Property is a leasehold estate, a copy of the lease with evidence of recording thereon (or, if such recorded copy has not yet been returned by the applicable recording office, a copy thereof certified to be a true, correct and complete copy of such lease sent for recording).

18. Any and all documents, agreements or instruments related to the Mortgage Loan or the Note and Owner's right and benefits therein; all documents related to the making and closing of the Mortgage Loan; and any other documents, agreements, or instruments related to the Mortgage Loan or required by Owner, in order to enable Owner to sell the Mortgage Loan to a private investor or as part of a securitization or other financing vehicle.

19. A statement showing the account number, customer name, unpaid principal balance of the Mortgage Loan, the amount of periodic installments and the date(s) to which principal, interest and any escrows have been paid, the accrued but unpaid interest up to and including the Closing Date; provided, however, that this information may be provided in a trial balance; and, if required by Owner, a ledger card or ledger history reflecting all receipts and disbursements.

20. The federal and state fair fending and equal credit notices, including the truth-in-lending statement and rescission notices, if applicable.

                                    EXHIBIT E

                 INFORMATION INCLUDED ON MORTGAGE LOAN SCHEDULE

1.    Servicer loan number;

2.    Originator or investor loan number;

3.    Mortgagor last name;

4.    Current Owner;

5.    Original loan balance;

6.    Unpaid principal balance;

7.    Principal balance purchased;

8.    Mortgage Interest Rate;

9.    Next due date;

10.   Mortgage Loan product type; and

11.   Such other information as the Interim Servicer may reasonably require.

                                    EXHIBIT F

                            ACKNOWLEDGMENT AGREEMENT

      On this ____ day of ____________, ____, Morgan Stanley Mortgage Capital Inc. (the "Owner"), as the Owner under the First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the "Agreement"), does hereby transfer to GMAC Mortgage Corporation (the "Servicer"), as Servicer under the Agreement, the Servicing responsibilities related to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Schedule F-1. The Servicer hereby accepts the Servicing responsibilities transferred hereby and on the date hereof assumes all Servicing responsibilities related to the Mortgage Loans identified on the attached Mortgage Loan Schedule all in accordance with the Agreement. The contents of each Servicing File required to be delivered to service the Mortgage Loans pursuant to the Agreement have been or shall be delivered to the Servicer by the Owner in accordance with the terms of the Agreement.

      With respect to the Mortgage Loans made subject to the Agreement hereby, the Closing Date shall be ---------------.

      All other terms and conditions of this transaction shall be governed by the Agreement.

      Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

      This Acknowledgment Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Owner and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                           OWNER:


                                           MORGAN STANLEY MORTGAGE CAPITAL INC.



                                           By:_________________________________
                                              Name:
                                              Title:

                                           SERVICER:


                                           GMAC MORTGAGE CORPORATION



                                           By:_________________________________
                                              Name:
                                              Title:

                                    EXHIBIT G

                           FORM OF INDEMNIFICATION AND
                             CONTRIBUTION AGREEMENT

      [THIS INDEMNIFICATION AND CONTRIBUTION AGREEMENT, dated [_________] ("Agreement"), among Morgan Stanley ABS Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley & Co. Incorporated, as representative (the "Representative") of itself, [________] and [_________] (together, the "Underwriters"), and GMAC Mortgage Corporation, a [___________] [corporation] (the "Servicer").

                              W I T N E S S E T H:
                              --------------------

      WHEREAS, Morgan Stanley Mortgage Capital Inc. (the "Purchaser"), an affiliate of the Depositor, purchased the Mortgage Loans in anticipation of the securitization transaction;

      WHEREAS, the Purchaser will transfer, assign and convey the Mortgage Loans to the Depositor and the Depositor will thereupon transfer, assign and convey the Mortgage Loans to the trust created by the Pooling and Servicing Agreement (as defined herein);

      WHEREAS, as an inducement to the Depositor to enter into the Pooling and Servicing Agreement, and the Underwriters to enter into the Underwriting Agreement (as defined herein) and the Initial Purchasers to enter into the Certificate Purchase Agreement (as defined herein), the Servicer wishes to provide for indemnification and contribution on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

            1.1 Certain Defined Terms.

            The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

            1933 Act: The Securities Act of 1933, as amended.

            1934 Act: The Securities Exchange Act of 1934, as amended.

            "ABS Informational and Computational Material" means any written communication as defined in Item 1101(a) of Regulation AB under the 1933 Act and the 1934 Act, as may be amended from time to time.

                                    Exh. G-1

            Agreement: This Indemnification and Contribution Agreement, as the same may be amended in accordance with the terms hereof.

            Certificate Purchase Agreement: The Purchase Agreement, dated as of [_______], among the Depositor and the Initial Purchasers, relating to the Privately Offered Certificates.

            Depositor Information: All information in the Prospectus Supplement or the Private Placement Memorandum other than Servicer Information and Originator Information.

            "Free Writing Prospectus" means any written communication that constitutes a "free writing prospectus," as defined in Rule 405 under the 1933 Act.

            Indemnifying Party: Either the Servicer or the Depositor, as applicable.

            Originator Information: All information in the Prospectus supplement or the Private Placement Memorandum that specifically relates to any Originator, any Originator's underwriting guidelines and the related Mortgage Loans, the Mortgaged Properties or the Mortgagors.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Pooling and Servicing Agreement: The Pooling and Servicing Agreement, dated as of [_________], among the Depositor, [the Servicer], [NAMES OF RESPONSIBLE PARTIES], [NAME OF OTHER SERVICERS] and [NAME OF TRUSTEE].

            Privately Offered Certificates: Morgan Stanley ABS Capital I Inc. Trust [_________], Mortgage Pass-Through Certificates, Series [_________], Class [__] Certificates issued pursuant to the Pooling and Servicing Agreement.

            Private Placement Memorandum: The private placement memorandum, dated [_________], relating to the offering of the Privately Offered Certificates.

            Prospectus Supplement: The prospectus supplement, dated [_________], relating to the offering of the Publicly Offered Certificates.

            Publicly Offered Certificates: Morgan Stanley ABS Capital I Inc. Trust [_________], Mortgage Pass-through Certificates, [_________],[_________]
Certificates issued pursuant to the Pooling and Servicing Agreement.

            Responsible Party Information: All information in the Prospectus Supplement, ABS Informational and Computational Materials, Free Writing Prospectus or the Private Placement Memorandum (i) contained under the headings "Transaction Overview--Parties--The Original Loan Sellers--[NAME OF RESPONSIBLE PARTY]", "The Mortgage Loan Pool--Underwriting Guidelines--[NAME OF RESPONSIBLE PARTY]" (or similarly titled sections), and (ii) regarding the Mortgage Loans, the related mortgagors and/or the related

                                    Exh. G-2

Mortgaged Properties (but in the case of this clause (ii), only to the extent any untrue statement or omission arises from or is based upon errors or omissions in the information concerning the Mortgage Loans, the related mortgagors and/or the related Mortgaged Properties, as applicable, provided to the Depositor or any affiliate by or on behalf of the Responsible Party).

            Servicer Information: All information in the Prospectus Supplement, ABS Informational and Computational Materials, Free Writing Prospectus or the Private Placement Memorandum contained under the headings "Transaction Overview--Parties--The Servicer[s]--[NAME OF SERVICER]" and "The Servicer[s]" (or similarly titled sections).

            Underwriting Agreement: The Underwriting Agreement, dated [_____], among the Depositor and the Underwriters, relating to the sale of the Publicly Offered Certificates.

      1.2 Other Terms.

            Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

                                   ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

            Each party hereto represents and warrants that:

            (a) it has all requisite power and authority to execute, deliver and perform its obligations under this Agreement;

            (b) this Agreement has been duly authorized, executed and delivered by such party; and

            (c) assuming the due authorization, execution and delivery by each other party hereto, this Agreement constitutes the legal, valid and binding obligation of such party, except as such enforceability may be limited by bankruptcy, insolvency and similar laws and equitable principles affecting the enforceability of the rights of creditors generally.

                                  ARTICLE III.


                                 INDEMNIFICATION

            3.1 Indemnification by Indemnifying Parties.

            (a) The Servicer agrees to indemnify and hold harmless the Depositor and the Underwriters and their respective directors and officers and each Person, if any, that controls the Depositor or the respective Underwriters, within the meaning of either Section 15 of the 1933 Act or the Section 20 of the 1934 Act, against any and all actual losses, claims, damages or liabilities to which the Depositor or the Underwriters or any


                                    Exh. G-3
      such director, officer or controlling Person may become subject, under the 1933 Act, the 1934 Act or otherwise, to the extent that such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in the Servicer Information in the Prospectus Supplement, ABS Informational and Computational Materials, the Free Writing Prospectus, the Private Placement Memorandum or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Servicer shall in each case reimburse the Depositor and the Underwriters, and each such director, officer and controlling Person for any legal or other expenses reasonably incurred by the Depositor and the Underwriters, and each such director, officer or controlling Person, in connection with defending any such loss, claim, damage, liability or action. The Servicer's liability under this Section
      3.1 shall be in addition to any other liability that the Servicer may otherwise have.

            (b) The Purchaser agrees to indemnify and hold harmless the Servicer, its directors and officers and each Person, if any, that controls the Servicer, within the meaning of either Section 15 of the 1933 Act or the Section 20 of the 1934 Act, against any and all actual losses, claims, damages or liabilities to which the Servicer or any such director, officer or controlling Person may become subject, under the 1933 Act, the 1934 Act or otherwise, to the extent that such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in the Depositor Information in the Prospectus Supplement, ABS Informational and Computational Materials, the Free Writing Prospectus, the Private Placement Memorandum or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Depositor shall in each case reimburse the Servicer, and each such director, officer and controlling Person for any legal or other expenses reasonably incurred by the Servicer and each such director, officer or controlling Person, in connection with investigating or defending any such loss, claim, damage, liability or action. The Depositor's liability under this Section 3.1 shall be in addition to any other liability that the Depositor may otherwise have.

            (c) If the indemnification provided for in this Section 3.1 shall for any reason be held to be unavailable to an indemnified party under this Section 3.1 which would otherwise be obligated to indemnify with respect thereto, on the one hand, and the parties which would otherwise be entitled to be indemnified, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated herein and incurred by the parties hereto in such proportions that are appropriate to reflect the relative fault of the Depositor, on the one hand, and the Servicer, on the other hand, in connection with the applicable misstatements or omissions. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. For purposes of this Section 3.1, each director of a party to this

                                    Exh. G-4

      Agreement and each Person, if any, that controls a party to this Agreement within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such party.

      3.4 Notification; Procedural Matters.

            Promptly after receipt by an indemnified party under Section 3.1 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the applicable Indemnifying Party (or if a claim for contribution is to be made against another party) under Section 3.1 hereof, notify the applicable Indemnifying Party (or other contributing party) in writing of the claim or the commencement of such action; provided, however, that the failure to notify the applicable Indemnifying Party (or other contributing party) shall not relieve it from any liability it may have under Section 3.1 except to the extent it has been materially prejudiced by such failure; and provided further, however, that the failure to notify the applicable Indemnifying Party shall not relieve it from any liability it may have to any indemnified party (or to the party requesting contribution) otherwise than under Section 3.1 hereof. In case any such action is brought against any indemnified party and it notifies the applicable Indemnifying Party of the commencement thereof, the applicable Indemnifying Party shall be entitled to participate therein and, to the extent that, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, the applicable Indemnifying Party elects to assume the defense thereof, it may do so with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the applicable Indemnifying Party and the indemnified party or parties shall reasonably have concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the applicable Indemnifying Party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the applicable Indemnifying Party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of such counsel, the applicable Indemnifying Party shall not be liable to such indemnified party under this paragraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the applicable Indemnifying Party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the applicable Indemnifying Party shall have authorized in writing the employment of counsel for the indemnified party at the expense of the applicable Indemnifying Party. No party shall be liable for contribution with respect to any action or claim settled without its consent, which shall not be unreasonably withheld. In no event shall the applicable Indemnifying Party be liable for the fees and expenses of more than one counsel representing the indemnified parties (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                                    Exh. G-5

                                   ARTICLE IV.

                                     GENERAL

      4.1   Survival.

            This Agreement and the obligations of the parties hereunder shall survive the purchase and sale of the Publicly Offered Certificates and Privately Offered Certificates.

      4.2   Successors.

            This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling Persons referred to in Article III hereof and their respective successors and assigns, and no other Person shall have any right or obligation hereunder.

      4.3   Applicable Law.

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflict of laws.

      4.4   Miscellaneous.

            Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

      4.5   Notices.

            All communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, Morgan Stanley ABS Capital I Inc., 1585 Broadway, New York, New York 10036,
Attention: Steven Shapiro, with a copy to Morgan Stanley ABS Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Michelle Wilke, Esq.; (b) in the case of the Underwriters, Morgan Stanley & Co. Incorporated, on behalf of itself and as Representative of the several Underwriters, 1585 Broadway, New York, New York 10036, Attention: Michelle Wilke, Esq.; and (c) in the case of the Servicer, [_________],[_________], Attention: [_________], with a copy to
[_________],[_________], Attention: [_________].

      4.6   Submission To Jurisdiction; Waivers.

            Each Indemnifying Party hereby irrevocably and unconditionally:

                  (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR
            PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT

            THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                  (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT
            IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                  (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR
            PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE DEPOSITOR SHALL HAVE BEEN NOTIFIED; AND

                  (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO
            EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

      4.7   Waiver of Trial by Jury.

            EACH INDEMNIFYING PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                             SIGNATURE PAGE FOLLOWS

                                    Exh. G-7

            IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the date first above written.


                                    MORGAN STANLEY ABS CAPITAL I INC.



                                    By:_________________________________________
                                    Name:
                                    Title:


                                    [---------]



                                    By:_________________________________________
                                    Name:
                                    Title:


                                    MORGAN STANLEY & CO.
                                        INCORPORATED, as Representative of the
                                        Underwriters



                                    By:_________________________________________
                                    Name:
                                    Title:


                                    GMAC MORTGAGE CORPORATION,




                                    By:_________________________________________
                                    Name:
                                    Title:

                                    EXHIBIT H

               SERVICE RELEASE AND TRANSFER OF OWNERSHIP AGREEMENT

            THIS SERVICE RELEASE AND TRANSFER OF OWNERSHIP AGREEMENT (the "Service Transfer Agreement"), dated as of _____________, _____ (the "Servicing Transfer Date"), is made and entered into by and among _____________________________, as the original owner (herein referred to as the "Original Owner"), _____________________, as the successor owner (herein referred to as the "Owner"), and GMAC Mortgage Corporation, a Pennsylvania corporation, as the servicer (herein referred to as the "Servicer").

                                    RECITALS

            WHEREAS, on _____________, the Original Owner and the Servicer entered into a Servicing Agreement (the "Servicing Agreement"), to provide for the Servicing of the Original Owner's mortgage loans by the Servicer;

            WHEREAS, the Original Owner desires to transfer its ownership of the Mortgage Loans directly to the Owner, and the Owner desires to accept such transfer;

            WHEREAS, the Original Owner, the Owner and the Servicer desire that the Servicing Agreement shall govern all Mortgage Loan transfers and that all Mortgage Loans so transferred (the "Transferred Mortgage Loans") shall continue to be subject to and serviced pursuant to the Servicing Agreement.

            NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Owner and the Servicer hereby agree as follows:

1. Transfer of Ownership of the Mortgage Loans. As of the Servicing Transfer Date, the Original Owner hereby transfers all of its right, title and interest in the Mortgage Loans to the Owner, and the Owner hereby accepts such transfer in accordance with the terms of this Service Transfer Agreement.

2. Servicing of the Mortgage Loans. The Servicing Agreement shall govern all Mortgage Loan transfers and the Servicer shall service the Transferred Mortgage Loans pursuant to the terms and conditions of the Servicing Agreement.

3. Servicing Fee Rate. The Servicing Fee Rate for Servicing the Transferred Mortgage Loans shall be no less than _____________.

4. Custodial Accounts. The Collection Account and Escrow Account shall be entitled:

5. Servicing Advances. The parties hereby agree that the Servicer shall have the right to reimburse itself for any unreimbursed Servicing Advances owed to it by the Original Owner directly from the Collection Account. If funds in the Collection Account are insufficient to reimburse the Servicer for any unreimbursed Servicing Advances, the Original Owner shall directly reimburse the Servicer from its own funds within five (5) Business Days of receipt from the Servicer of a notification or invoice itemizing the unreimbursed Servicing Advances. Notwithstanding the foregoing, if upon the Servicing Transfer Date.

6. Schedule of Transferred Mortgage Loans. The Transferred Mortgage Loans that are subject to this Servicing Transfer Agreement are listed in Schedule H-1, attached hereto and made a part hereof.

7.    Miscellaneous.

      a. This Servicing Transfer Agreement is hereby fully incorporated into and made part of the Servicing Agreement.

      b. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Servicing Agreement.

      c. The Servicing Agreement, as amended by this Servicing Transfer Agreement, is hereby ratified and confirmed by the Owner and the Servicer.

            IN WITNESSETH WHEREOF, the Original Owner, the Owner, and the Servicer have caused their names to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


                                           ORIGINAL OWNER



                                           ________________________________


                                           By:_____________________________


                                           OWNER


                                           By:_____________________________

                                           SERVICER


                                           GMAC MORTGAGE CORPORATION



                                           By:_____________________________
                                              Name:
                                              Title:

                                    EXHIBIT I

                          FORM OF ANNUAL CERTIFICATION

      Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

            I, ________________________________, the _______________________ of
[NAME OF COMPANY] (the "Company"), certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

            1. I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
      Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

            2. Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

            3. Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

            4. I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

            5. The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the

      [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.



                                           Date:___________________________



                                           By:_____________________________
                                              Name:
                                              Title:

                                    EXHIBIT J

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered by [the Servicer] [Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

--------------------------- --------------------------------------------------------------------------- ---------------------------
                                                                                                                Applicable
                                                        Servicing Criteria                                  Servicing Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------
        Reference                                            Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------
                                                 General Servicing Considerations
--------------------------- --------------------------------------------------------------------------- ---------------------------
1122(d)(1)(i)               Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(1)(ii)              If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(1)(iii)             Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(1)(iv)              A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------
                                                Cash Collection and Administration
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(2)(i)               Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(2)(ii)              Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(2)(iii)             Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------


                                                                 J-1


--------------------------- --------------------------------------------------------------------------- ---------------------------
                                                                                                                Applicable
                                                        Servicing Criteria                                  Servicing Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------
        Reference                                            Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------
1122(d)(2)(iv)              The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(2)(v)               Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
                            Exchange Act.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(2)(vi)              Unissued checks are safeguarded so as to prevent unauthorized access.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(2)(vii)             Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                            mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

                                               Investor Remittances and Reporting
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(3)(i)               Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D)
                            agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
--------------------------- --------------------------------------------------------------------------- ---------------------------

                                                                 J-2



--------------------------- --------------------------------------------------------------------------- ---------------------------
                                                                                                                Applicable
                                                        Servicing Criteria                                  Servicing Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------
        Reference                                            Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------
1122(d)(3)(ii)              Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(3)(iii)             Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(3)(iv)              Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

                                                    Pool Asset Administration
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(i)               Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(ii)              Mortgage loan and related documents are safeguarded as required by the transaction agreements
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(iii)             Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------
1122(d)(4)(iv)              Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(v)               The Servicer's records regarding the mortgage loans agree with the
                            Servicer's records with respect to an obligor's unpaid principal balance.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(vi)              Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
--------------------------- --------------------------------------------------------------------------- ---------------------------


                                                                J-3


--------------------------- --------------------------------------------------------------------------- ---------------------------
                                                                                                                Applicable
                                                        Servicing Criteria                                  Servicing Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------
        Reference                                            Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------
1122(d)(4)(vii)             Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(viii)            Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(ix)              Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
--------------------------- --------------------------------------------------------------------------- ---------------------------
1122(d)(4)(x)               Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(xi)              Payments made on behalf of an obligor (such as tax or insurance payments)
                            are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(xii)             Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
--------------------------- --------------------------------------------------------------------------- ---------------------------

                                                                J-4

--------------------------- --------------------------------------------------------------------------- ---------------------------
                                                                                                                Applicable
                                                        Servicing Criteria                                  Servicing Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------
        Reference                                            Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------
1122(d)(4)(xiii)            Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(xiv)             Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(xv)              Any external enhancement or other support, identified in Item 1114(a)(1)
                            through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

                                                                 15




                                              [NAME OF SERVICER] [SUBSERVICER]



                                              Date:



                                              By:_______________________________
                                              Name:
                                              Title:

                                   SCHEDULE I

                        REPORTS PREPARED BY THE SERVICER

1.    Mortgage Loan level detail of such remittance allocable to principal;

2.    Mortgage Loan level detail of such remittance allocable to curtailments;

3.    Mortgage Loan level detail of such remittance allocable to payoffs;

4.    Mortgage Loan level detail of such remittance allocable to interest;

5. Mortgage Loan level detail of the outstanding principal balance of the Mortgage Loans as of the close of business on the related Determination Date;

6.    Mortgage Loan level detail of accrued interest income;

7. Mortgage Loan level detail of charge-offs and recoveries, including accounts settled short;

8.    Mortgage Loan level detail for:

      a.    Prepayment charges

      b.    Servicing Advances - reimbursed and non-reimbursed

      c.    Due Dates

      d.    Current interest rate

      e.    Current P&I payments

      f.    Escrow balance

      g.    Suspense balance

9. The weighted average maturity of the Mortgage Loans as of the close of business on the applicable Determination Date;

10. The number and aggregate principal balances of Mortgage Loans (a) Delinquent (i) 30 days, (ii) 60 days, (iii) 90 days or more, or (iv) 120 days or more; (b) as to which foreclosure has commenced; (c) in Bankruptcy; and (d) as to which REO Property has been acquired;

11.   Book values for all REO Property, including expenses;

12.   Other portfolio data as agreed upon by both parties; and

13. Any other reports as deemed necessary at securitization and reasonably prepared by the Servicer.

                                   SCHEDULE II

                                   [RESERVED]

                                  SCHEDULE III

                           PREPAYMENT PENALTY SCHEDULE

                       (To be provided by Morgan Stanley)